VANGUARD(R)
SPECIALIZED FUNDS

Semiannual Report - July 31, 2000

[PHOTO]

VANGUARD HEALTH CARE FUND

VANGUARD ENERGY FUND

VANGUARD REIT
    INDEX FUND

VANGUARD UTILITIES
    INCOME FUND

VANGUARD GOLD AND PRECIOUS
    METALS FUND

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

        We don't think so.

        The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

    Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

    And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

    However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

    Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

    - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

    - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

    - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

    - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS

REPORT FROM THE CHAIRMAN ......        1

THE MARKETS IN PERSPECTIVE ....        7

REPORTS FROM THE ADVISERS .....        9

PERFORMANCE SUMMARIES .........       13

FUND PROFILES .................       16

FINANCIAL STATEMENTS ..........       24

            All comparative mutual fund data are from Lipper Inc. or
                   Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.

              Frank Russell Company is the owner of trademarks and
                  copyrights relating to the Russell indexes.

            "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of
                       Wilshire Associates Incorporated.>

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

    The overall U.S. stock market posted a modest gain during the six months ended July 31, 2000, the first half of the fiscal year for the Vanguard Specialized Funds. Results from different segments of the equity markets varied widely, as they often do, and these variations were reflected in the returns of our five funds.

    It was a terrific half-year for our Health Care, Energy, and REIT Index Funds and a subpar one for our Utilities Income and Gold and Precious Metals Funds. Returns stretched across a wide band, ranging from a 27.6% gain for the Health Care Fund to a decline of -12.4% for the Gold and Precious Metals Fund. The table at right presents the six-month total returns (capital change plus reinvested dividends) of each fund, along with those of its comparative fund group and its benchmark index.

    Details on each fund, including per-share net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

---------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                                           SIX MONTHS ENDED
                                                            JULY 31, 2000
---------------------------------------------------------------------------
VANGUARD HEALTH CARE FUND                                       27.6%
Average Health/Biotechnology Fund*                              23.2
S&P Health Sector Index                                          9.4
---------------------------------------------------------------------------
VANGUARD ENERGY FUND                                            17.8%
Average Natural Resources Fund*                                 12.3
S&P Energy Sector Index                                          8.9
---------------------------------------------------------------------------
S&P 500 Index                                                    3.2%
---------------------------------------------------------------------------
VANGUARD REIT INDEX FUND                                        22.5%
Average Real Estate Fund*                                       21.6
Morgan Stanley REIT Index                                       22.4
---------------------------------------------------------------------------
VANGUARD UTILITIES INCOME FUND                                  -1.4%
Average Utility Fund*                                           -1.2
Utilities Composite Index**                                      6.2
---------------------------------------------------------------------------
VANGUARD GOLD AND PRECIOUS METALS FUND                         -12.4%
Average Gold-Oriented Fund*                                    -11.7
Salomon Smith Barney World Equity
  Gold Index                                                   -10.9
---------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.

**Weighted 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15%
  Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index thereafter.

THE PERIOD IN REVIEW

The U.S. economy continued to exhibit impressive stamina during the six months ended July 31. The economy expanded at a terrific pace and unemployment remained low. Inflation stayed tame, though it showed signs of reigniting.

    For the U.S. stock market, it was a topsy-turvy half-year. Investors, worrying that the economy was growing too rapidly, seemed to be increasingly concerned about the lofty valuations of many growth-oriented stocks, particularly technology and Internet companies. Many high-flying tech stocks nosedived, and market leadership flip-flopped between growth and value stocks and small-capitalization and large-cap stocks.

    The Wilshire 5000 Total Market Index, a measure of the entire U.S. market, returned 1.5% for the half-year, while the large-cap-dominated Standard & Poor's 500 Index returned 3.2%. The S&P 500's growth stocks--those with prices that are above average in relation to such measures as earnings and book value--returned 5.0% during the six months, versus 1.1% for the index's value component. Among small stocks, the growth/value split was reversed--and much wider. The value stocks within the

Russell 2000 Index gained 12.3%, while its growth stocks declined -6.6%. The tech-heavy Nasdaq Composite Index, which is packed with growth stocks, at one point lost more than a third of its value before recovering somewhat to end with a -3.9% return for the period.

    Within the S&P 500, the "other energy" sector--a group that includes mining and drilling companies--led the way with a return of 22.0%, helped along by a sharp rise in oil and natural gas prices. The utilities group was the laggard, dropping -15.1%, in part because of a steep decline among telephone companies, particularly long-distance carriers. Banks and financial services firms bounced back from a difficult 1999, as did real estate investments, which saw a particularly strong six months.

    Health care stocks within the S&P 500 returned a solid 9.4% for the six months. Biotechnology stocks registered huge gains early in the period, then plummeted from mid-March through May. Investors recoiled from the group because of comments from President Bill Clinton and British Prime Minister Tony Blair that were interpreted as meaning that their governments would cut into company profits from genetic research. But biotech stocks recovered some of their losses in June and July.

    In the bond market, yields of short-term securities rose while those on longer-term bonds declined. The Federal Reserve Board continued its anti-inflation campaign, hiking its target for short-term interest rates three times during the half-year by a total of 100 basis points (1 percentage point). The decline in longer-term rates was due to the U.S. Treasury's cutbacks in issuance of new securities and its decision to buy back some of its long-term debt. The yield of the 30-year U.S. Treasury bond, which moves in the opposite direction from its price, declined 71 basis points to 5.78% as of July 31. The yield of the 10-year U.S. Treasury note slipped 64 basis points to 6.03%. Overall, bonds outperformed stocks during the period. The Lehman Brothers Aggregate Bond Index, a proxy for the entire U.S. taxable bond market, registered a solid six-month total return of 5.3%.

HEALTH CARE FUND

During the six months ended July 31, health care stocks continued a rally that began in late 1999. The Health Care Fund gained 27.6% for the period--a return that would have been considered remarkable for a full year, let alone six months. The fund's return surpassed that of its average peer by 4.4 percentage points and was almost triple the S&P Health Sector Index's 9.4% return.

    Our performance was aided considerably by a surge in prices for several stocks, including Pharmacia, which constituted 7.7% of the fund's assets as of July 31--by far the largest holding. The fund also expanded its position in health services by buying such stocks as Quest Diagnostics and Cardinal Health, which registered strong gains.

    Early in the period, our investment adviser, Wellington Management Company, trimmed the portfolio's position among biotechnology stocks. In particular, Immunex, formerly the fund's largest holding, fell to the number-three position. The move proved timely because it allowed our fund to avoid the worst of the spring slump in biotech stocks. While Immunex itself ended up with a gain for the period, some biotech stocks never recovered their early-March highs.

    The Health Care Fund's strategy of diversifying its assets across various segments of the health care industry and across national borders has helped limit the fund's volatility. Roughly one-quarter of the fund's assets are invested in companies based outside the United States.

ENERGY FUND

Vanguard Energy Fund booked a terrific six months, both on an absolute basis and relative to competing mutual funds. The fund earned 17.8% for the half-year, doubling the return of the S&P Energy Sector Index and topping that of the average energy mutual fund by more than 5 percentage points.

    Increases in the price of oil and particularly natural gas, which rose more than 60% during the six months, created an excellent environment for energy-related companies. Oil prices began the period at about $25 a barrel but rose to nearly $35 in the spring before receding a bit after the Organization of Petroleum Exporting Countries decided to increase production modestly. Natural gas prices were driven higher because supplies were low, owing primarily to a cutback in gas production two years ago.

    Of course, as oil and gas prices rose, drilling also increased rapidly. Three of the fund's largest holdings--Baker Hughes, Noble Drilling, and Weatherford International--advanced more than 40% during the period.

    Over the past several years, the energy industry has become more global in nature. In fact, U.S. oil companies, which in 1985 accounted for 70% of the total market capitalization of the world's oil industry, now make up about 45% of it. Over the past two years, for example, British Petroleum has purchased Amoco and Arco. As a result of this shift, Vanguard Energy Fund's board of trustees has approved an increase in the limit on international investments, from 30% to 50% of fund assets. This increase provides our investment adviser, Wellington Management Company, with more investment flexibility. We believe that the change will have only a modest effect on the fund's overall risk level and that any increase in risk will be more than offset by the benefits of increasing the fund's exposure to international companies. As of July 31, more than one-quarter of the fund's assets were invested in companies based outside the United States.

REIT INDEX FUND

After two years of disappointing performance, real estate investment trusts provided some of the most attractive returns among equities during the past six months. The REIT Index Fund gained 22.5%, a result that was slightly higher than that of its target index and almost a full percentage point better than that of its average peer.

    Unexpectedly strong second-quarter earnings reports from many REITs fueled the gains, as did the continuing health of the real estate market. Demand for commercial and residential property grew at a faster pace than the supply of rental properties. The nation's office vacancy rate dropped to a record low of around 9%. Higher mortgage rates prompted an uptick in renting over buying, which heightened demand for apartments.

    The relatively low prices and high yields of REITs also seemed to lure investors during a period of high volatility in the stock market. Studies indicate that there is very little correlation between real estate equities and broader stock indexes in general. In other words, REITs often rise in value while other stocks go down, and vice versa. Lately, that inverse relationship seems especially true of REITs and growth tech stocks, such as those in the Nasdaq Composite Index. Whether this relationship continues remains to be seen, but REITs remain a good way to diversify a stock portfolio and to provide healthy current income.

UTILITIES INCOME FUND

Vanguard Utilities Income Fund returned -1.4% for the half-year, falling just short of the -1.2% return of its average peer. However, your fund's return was far behind the 6.2% gain of its unmanaged benchmark index.

    The declines among utility stocks during the six months were mostly confined to the telephone industry, which was hurt by intense competition between long-distance and wireless carriers and higher regulatory hurdles for mergers. Specifically, your fund was hurt by a decline in Sprint Corp., which fell sharply after the government's decision to oppose Sprint's merger with WorldCom. Montana Power, the fund's fifth-largest holding, which includes traditional utility businesses as well as a telecommunications arm that has built fiber-optics networks along property it owns, also had a difficult six months, declining about -30%.

    The tough environment for telephone stocks did not spill over into other types of utilities. The fund's electric utilities performed well, and its energy-related holdings--particularly those that benefited from the increasing demand for natural gas--fared even better.

    As we mentioned in our annual report to you six months ago, we modified the fund's investment guidelines on April 1, 2000, to allow the investment adviser, Wellington Management Company, to invest up to 25% of the fund's assets in foreign-based utility companies. In addition, we eliminated the requirement that the fund must invest at least 10% of its assets in utility bonds. As of July 31, the fund held 16% of its assets in non-U.S. companies, and it owned no bonds.

GOLD AND PRECIOUS METALS FUND

Vanguard Gold and Precious Metals Fund returned -12.4% for the six months, a disappointing result that fell slightly short of the -11.7% return of the fund's average peer and the -10.9% return of its unmanaged benchmark index, the Salomon Smith Barney World Equity Gold Index.

    The fund performed poorly during the first four months of the fiscal half-year, declining nearly -18% from February through May as platinum and mining companies struggled. However, over the final two months of the period the fund came on strong, gaining 6.3% in June and July and easily outpacing the -3.1% decline for the Salomon Smith Barney World Gold Index for the same period.

    During the half-year, gold bullion prices were little changed on balance, despite a brief rally early in the summer. Therefore, much of the industry's attention focused on a pickup in merger activity, which involved several of the biggest producers.

    In the platinum market, prices rose about 30% during the six months and approached a record high earlier this summer. Decreased platinum production in Russia and heavier demand from car manufacturers, who use the metal in some emission-control devices, drove the increase. The Gold and Precious Metals Fund holds a big stake in platinum companies, and the price surge boosted the fund's performance late in the period. The fund's two largest holdings, which total about 20% of assets, are platinum producers, as are several others in its top-ten group.

    The report from the fund's investment adviser, M&G Investment Management, on page 12, includes more information about specific securities in which the fund invested during the half-year.

    It is important to note that the risk of investing in a particular market sector or industry is increased by the fund's concentration within the gold and precious metals segment. As of July 31, the fund's ten largest holdings accounted for more than 60% of its total assets. Thus, investors in the fund must be prepared for considerable volatility.

    All of the Vanguard Specialized Funds are aided in their quest to provide superior long-term returns by costs that are much lower than those of their average peers. The expense ratio (annualized expenses as a percentage of net assets) of each of our funds is just a fraction of the average for similar funds. In fact, the difference between the expenses charged by two of our funds--the Energy Fund and the Health Care Fund--and their average peers is about 1.35 percentage points, or $13.50 per $1,000 invested. Such a big gap is difficult for competitors to consistently overcome. While our expense ratios range from 0.34% to 0.66%, those of our competitors range from 1.45% to 1.95%.

IN SUMMARY

The volatility of the past six months underscores the fact that unpredictability is par for the course in financial markets. Funds that invest in particular market sectors, as the Vanguard Specialized Funds do, can be especially volatile. But for investors who understand the added risks that a concentrated investment may entail--including wide swings in the prices of commodities such as gold, gas, or oil--such funds can add to the diversification of a balanced investment program.

    As always, we recommend that you maintain a balanced and diversified portfolio of low-cost stock, bond, and money market funds in a proportion that is consistent with your goals, time horizon, risk tolerance, and financial resources.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

August 21, 2000

IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

NOTICE TO SHAREHOLDERS

In the past, the quarterly income dividend that Vanguard Utilities Income Fund distributed to shareholders during the first nine months of the year was paid at a set rate of $0.13 per share. The remainder of the income for the calender year was distributed in December. Beginning with the quarterly dividend of $0.10 per share that was paid in March 2000, the fund is distributing income on a "pay as you go" basis, rather than according to a set rate. This policy change provides for a more even distribution of income throughout the year.

FUND STATISTICS

-------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED JULY 31, 2000
                                 NET ASSET VALUE PER SHARE       --------------------------------------
                               ------------------------------     INCOME       CAPITAL GAINS    TOTAL
VANGUARD SPECIALIZED FUND      JAN. 31, 2000    JULY 31, 2000    DIVIDENDS     DISTRIBUTIONS*  RETURN**
-------------------------------------------------------------------------------------------------------
Health Care                       $98.83           $118.76        $0.07           $6.29          27.6%
Energy                             21.24             24.98         0.01            0.02          17.8
REIT Index                          9.91             11.78         0.32              --          22.5
Utilities Income                   14.93             14.12         0.21            0.41          -1.4
Gold and Precious Metals            7.67              6.70         0.02              --         -12.4
-------------------------------------------------------------------------------------------------------

  *Includes both long-term and short-term capital gains distributions.

 **Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year in the Energy, REIT Index, and Gold and Precious Metals Funds or the 1% fee assessed on redemptions of Health Care Fund shares held less than five years.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JULY 31, 2000


After playing second fiddle to stocks in the past several years, bonds provided both a smoother and a more profitable ride than stocks during the six months ended July 31, 2000. The Lehman Aggregate Bond Index--a proxy for the investment-grade taxable bond market--recorded a 5.3% return, well ahead of the 1.5% return for the entire U.S. stock market, as measured by the Wilshire 5000 Index. Stock investors encountered considerable turbulence, as big day-to-day fluctuations in stocks were commonplace. And outside of the United States, stocks on average declined during the six months.

    The economic backdrop was murky. Growth was quite robust--better than 5% after inflation--in the United States. Overseas economies also were picking up strength, and corporations generally registered solid profit gains. Still, investors were uncertain whether the economic good times would keep rolling, given that the Federal Reserve Board and other central banks were raising interest rates during the period.

    The Fed, with three rate increases totaling 1 percentage point, sought to cool off the economy to keep it from overheating and pushing up inflation. Because of sharply higher costs for oil and other energy products, the Consumer Price Index gained 2.3% during the six months and 3.5% for the 12 months ended July 31. Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended July 31.


----------------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                                      PERIODS ENDED JULY 31, 2000
                                                      ----------------------------
                                                      6 MONTHS  1 YEAR    5 YEARS*
----------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                          3.2%     9.0%       22.6%
  Russell 2000 Index                                     1.3     13.8        12.3
  Wilshire 5000 Index                                    1.5     11.2        21.1
  MSCI EAFE Index                                       -1.7      9.3         9.4
----------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                            5.3%     6.0%        6.5%
  Lehman 10 Year Municipal Bond Index                    5.8      5.2         5.9
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                              2.8      5.4         5.2
----------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                   2.3%     3.5%        2.5%
----------------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

Rising profits, the powerful economy, and continued optimism--especially for the "new economy" TMT stocks (technology, media, and telecommunications)--kept market averages rising in February and early March. But in mid-March, value stocks took charge and TMT stocks slumped. Market leadership flip-flopped again in June, when growth stocks held sway, and in July, when value stocks outperformed growth stocks.

    The period was marked not only by volatility in market averages but also by extreme moves in individual stocks. Wall Street was unforgiving: Companies that disappointed market expectations saw their stock prices plunge. The large-capitalization S&P 500 Index posted a 3.2% return, more than double that of the overall market, and the small-cap Russell 2000 Index edged up 1.3%. The Nasdaq Composite Index, which had stratospheric gains in 1999, lost some altitude, registering a -3.9% return.

    The rise in oil and natural gas prices helped oil-exploration and services companies in the "other energy" group to post the market's biggest gains: an average of 22%. Financial services companies, whose stocks had been hurt by rising interest rates in 1999, rebounded with a 13% return. Another 1999 laggard, the health care sector, posted gains exceeding 9% during the past half-year. Big drops in regional Bell companies and AT&T caused a -15% return for the utilities sector, the worst for any market group. The materials & processing group fell -9%, largely because higher energy costs hurt energy-intensive companies such as chemical and aluminum makers.

U.S. BOND MARKETS

The Fed's three increases in its target federal funds rate (charged on overnight loans between banks) elevated the rate by 1 percentage point to 6.50% during the six months. However, because the market had anticipated some tightening by the Fed, yields of 3-month U.S. Treasury bills rose only half as far (0.53 percentage point, or 53 basis points, to 6.22%). And on longer-term Treasury securities, yields actually fell and prices rose. In part, this was due to a shrinking supply of Treasury debt: A large and growing federal budget surplus allows the Treasury to issue fewer new bonds and to buy back billions of dollars' worth of outstanding bonds. The 10-year Treasury note's yield declined 64 basis points to 6.03% on July 31, and the yield of the 30-year Treasury fell 71 basis points to 5.78%.

    Because short-term rates moved higher while long-term rates slid, there was an "inversion" in the U.S. Treasury yield curve. Instead of the usual upward slope--with yields increasing along with maturity--the curve sloped downward. On July 31, the 5.78% yield of 30-year Treasuries was 55 basis points lower than the 6.33% yield of 3-year Treasury notes. Falling rates mean rising prices for bonds, of course, and the 5.3% return of the Lehman Aggregate Bond Index during the six months reflected a price gain of 1.7% in addition to an income return of 3.6%.

    Corporate bonds didn't fare as well as Treasuries, in part because of a very different supply situation--corporations were issuing large amounts of new debt. Also, heavy borrowing by companies and the Fed's efforts to slow the economy raised the chances that some companies would have trouble paying their debts. Concern about credit quality was evident in the split between returns for low- and high-quality corporate bonds: a zero return for the Lehman High Yield Index of low-quality "junk" bonds, versus 4.8% for the high-quality Lehman Credit A or Better Index. Mortgage-backed bonds and municipal bonds, which also boast high credit quality, had solid returns: 5.6% for the Lehman GNMA Index and 4.8% for the tax-exempt Lehman 7 Year Municipal Bond Index.

INTERNATIONAL STOCK MARKETS

Because of a rise in the value of the U.S. dollar against most other currencies and a slump in Asian markets, international stocks were generally unprofitable for U.S. investors during the past six months. Although the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index of developed foreign markets registered a 3.1% return in local currencies, the stronger dollar resulted in a -1.7% return for U.S. investors.

    The MSCI Europe Index generated an 8.4% return in euros, the common currency of 11 European countries. However, this was cut to a 2.8% return for dollar-based investors. The MSCI Pacific Free Index declined -10.6% in dollars and -8.1% in local currencies due to a slump in Japanese stocks, which account for more than 75% of the index.

    The Select Emerging Markets Free Index fell -10.0% in U.S. dollars, stung by weakness in South Korea (-18%), South Africa (-17%), Thailand (-50%), and Turkey (-16%). Israel was the biggest gainer among emerging markets, with a 28% return.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
HEALTH CARE FUND

Vanguard Health Care Fund gained 27.6% in the fiscal half-year ended July 31. This result well exceeded the 9.4% gain of the S&P Health Sector Index. It also bettered the 23.2% return of the average health/biotechnology mutual fund. The half-year was a tumultuous one in health care. A biotechnology investment bubble burst in March, but biotech stocks substantially recovered in June and July. By selling about half of our biotech stake into the bubble, we were able to mitigate, to some degree, the volatility that rocked this sector. Biotech holdings that significantly helped the fund's performance were Immunex, Vertex Pharmaceuticals, Gilead Sciences, and Human Genome Sciences.

    We significantly increased our holdings among health-services companies. We believe that this area, which has been the weakest part of the health care sector for the past seven years, now offers good upside potential with less risk than exists elsewhere. This strategy has already begun to bear fruit, as evidenced by the excellent returns from Quest Diagnostics, UnitedHealth Group, and Cardinal Health.

    Among major pharmaceutical companies, which as a group turned in a mixed performance during the six months, Pharmacia, the fund's largest holding, was a standout gainer.

    We believe that the biggest factor in the strong relative performance of health care stocks has been the heavy cash flow into health-sector mutual funds--a development prompted by the genomics revolution. It is important to note that the fundamental outlook for health care has not improved in any significant way, yet stock prices in the sector have moved quite a bit higher. It is also fair to say that we are entering a period during which political uncertainty is increasing. In addition, a higher rate of patent expirations for important drugs will slow overall profit growth. Consequently, we expect that a headwind could dampen the sector's returns in the next few years. However, we believe that Vanguard Health Care Fund, with its conservative diversified stance, is well positioned for this environment. We also believe that, in the long term, health care is one of the most attractive areas of the economy.

Edward P. Owens, Senior Vice President and Portfolio Manager

August 15, 2000

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

Each fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.
--------------------------------------------------------------------------------

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
ENERGY FUND

Vanguard Energy Fund returned 17.8% during the first six months of its 2001 fiscal year, compared with gains of 3.2% for the S&P 500 Index and 12.3% for the average natural-resources fund. The fund's return was also well ahead of the 8.9% return of the S&P Energy Sector Index.

    Energy markets continued to be quite strong during the period. The price of oil remained within a range of $25 to $30 a barrel during most of the period. However, high oil prices are beginning to have some impact on supply and demand. Oil production is expected to rise in 2000, while growth in demand is expected to decline worldwide. Because the supply-demand situation is improving and because members of OPEC do not want to see higher prices, we expect that oil prices will stabilize roughly around $25.

    The price of natural gas in North America was also quite strong, increasing from about $2.50 per thousand cubic feet at the end of January to about $4.00 on July 31. Simply put, natural gas prices are high because drilling activity in 1998 was very low. The slump in oil prices during 1998 curtailed the availability of funds for both oil and gas exploration. Three consecutive mild winters across much of the United States have helped to keep gas prices from rising even higher, but drilling for gas in North America has rebounded sharply since early 1999. We expect the natural gas market to remain healthy for two reasons: strong demand resulting from the start-up of new gas-fired electricity generating plants and the possibility of more normal (i.e., colder) winter weather.

    Early in 2000, oil services companies provided the best returns in the energy sector, but the market broadened in March and oil and gas producers also appreciated in value. As more investors understand that the 1998 oil price collapse is not likely to be repeated soon, energy stocks should provide attractive returns. Furthermore, energy companies generally continue to be cautious about expenditures and seem to be more focused on financial returns. This is an important change from the energy boom of 1996-1997, when many companies emphasized production growth at the expense of profits. We own companies that have records of above-average financial returns, such as Exxon Mobil, TotalFinaElf, and Alberta Energy, and companies whose financial returns we expect to improve, such as Baker Hughes and Unocal.

    Vanguard Energy Fund continues to seek exposure across the various segments of the energy sector, with emphasis on companies that we expect will provide above-average long-term appreciation.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager

August 15, 2000

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
UTILITIES INCOME FUND


Vanguard Utilities Income Fund declined -1.4% for the six months ended July 31, in line with the -1.2% return for the average utility mutual fund but behind the fund's composite benchmark, which gained 6.2% during the period.

    The top-performing sector within our investment universe was natural gas, which advanced 16.0% during the period. Natural gas stocks benefited from accelerating demand (mainly to fuel new electric generating capacity) and from strong growth in energy trading and marketing of deregulated services. The electric utility sector, which returned 6.6% during the period, benefited from surging demand from the increasingly computerized economy. The sector's solid gains can be attributed to relatively attractive valuations, particularly versus more growth-oriented segments of the market.

    The telephone sector held back the overall performance of utilities. Telephone utilities declined -16.7% during the six months, reflecting negative news on revenues and earnings from several large long distance carriers. Two other factors also prompted severe selling pressure on telephone stocks: accelerating competitive pricing in consumer long distance and the federal government's surprising decision to block the Sprint/WorldCom merger. The Utilities Income Fund was hurt by its holdings in Sprint and Montana Power, an electric and natural gas utility that also has a telecommunications arm. Declining revenue forecasts have raised the question of whether too much capital is chasing the media/Internet demand for broadband capacity. One sign of this phenomenon could be the rapid "commoditization" of the consumer long-distance market. Another example is the bidding war now occurring in Europe for the next generation of wireless spectrum--another delivery route for broadband applications.

    As we wrote to you six months ago, the fund's investment guidelines have been modified so that we no longer must keep a portion of assets in bonds. This change became effective in April, and the fund's bond position was eliminated by early May. At the same time, the fund acquired more leeway for investments in foreign-based utility companies, which now may account for up to 25% of assets. As of July 31, about 16% of the fund's assets were invested in non-U.S. stocks, up from about 12% six months ago.

    The hot growth sector within utilities is the deregulated merchant generation market--those companies that provide power and other services to regional and local utilities. The group is represented in Vanguard Utilities Income Fund by Calpine, Duke Energy, and Enron. This segment of the market has benefited from higher-than-expected electricity prices stemming from both a shortage of new generating capacity and the rapid rise in natural gas prices. We believe this situation will persist for several years, mainly because of poor regulatory initiatives, local transmission constraints, and shortages in natural gas reserves, all of which will result in higher prices for both the capacity and energy components in electricity bills.

Mark J. Beckwith, Vice President and Portfolio Manager

August 15, 2000

REPORT FROM M&G INVESTMENT MANAGEMENT LTD.
GOLD AND PRECIOUS METALS FUND


Vanguard Gold and Precious Metals Fund returned -12.4% during the six months ended July 31, 2000, falling short of the returns of both its average mutual fund peer and its unmanaged benchmark index during what was an extremely difficult period for precious metals investments.

    Although disappointing, our results disguise the significant contrast between the fund's performance during the first three months of the period and its results for the final three months. During the first half of the period, a sell-off in global equity markets and sustained profit-taking in diversified mining and platinum shares--sectors that had rallied in the previous four months--combined to produce an extremely weak quarter for mining companies. Therefore, your fund, which has significant exposure to both platinum and diversified mining companies, underperformed its comparative measures from February through April. However, a subsequent sharp rally in these oversold sectors enabled the fund to close out the half-year on a relatively positive note.

    During the six months, a number of the fund's core holdings in the gold-mining sector performed well. Producers Goldfields, Sons of Gwalia, Barrick Gold, and Newcrest Mining led the way. The rebound in diversified mining companies from May through July resulted in solid performances for Ashton Mining and Aber Resources. In addition, a strong rally in the price of platinum allowed producers Lonmin and Anglo American Platinum to deliver good returns during the final three months--and for the period as a whole.

    Although the price of gold bullion rose sharply in June in response to a weakening of the U.S. dollar, the rally proved unsustainable, and the bullion price ended the half-year almost unchanged from the start of the period. However, a significant positive theme emerged: the acceleration of the gold sector's consolidation trend. During the period, Goldfields, the world's third-largest gold producer, announced a merger with Franco-Nevada Mining. This was quickly followed by the announcement that Newmont Mining, the world's number-two gold producer, would merge with Battle Mountain Gold.

    The fund had relatively few transactions during the six months ended July
31. We reduced our exposure to Franco-Nevada Mining and Newmont Mining after the merger announcements. We invested the proceeds in two new mid-capitalization companies, Iluka Resources, a diversified mining company based in Australia, and Meridian Gold, a U.S. gold producer with assets in the United States and Chile. We also increased our holding in Lonmin, which proved extremely timely given the strength of platinum shares during the final three months of the period.

    The fund continues to focus on quality mining companies that have a diversified range of interests. We believe the prospects for these companies remain extremely favorable. While the current spate of mergers may improve the performance of gold shares in the short term, these mergers must attack the problem of supply and overall gold marketing if they are to prove effective at exacting a longer-lasting change in investor sentiment. We remain extremely positive about both platinum demand and platinum shares and retain a significant exposure in this area.

Graham E. French, Portfolio Manager                      August 17, 2000

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

HEALTH CARE FUND
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 2000
---------------------------------------------------------
                  HEALTH CARE FUND             S&P 500
FISCAL     CAPITAL     INCOME       TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN      RETURN
---------------------------------------------------------
1985        18.5%       0.0%        18.5%      21.1%
1986        32.9        0.8         33.7       22.9
1987        30.8        1.0         31.8       33.9
1988        -2.7        3.0          0.3       -3.3
1989        19.3        2.1         21.4       20.1
1990        17.7        2.5         20.2       14.5
1991        27.4        2.7         30.1        8.4
1992        32.0        2.0         34.0       22.7
1993        -4.8        1.9         -2.9       10.6
1994        18.7        2.5         21.2       12.9
1995         8.1        1.7          9.8        0.5
1996        43.8        1.7         45.5       38.7
1997        19.1        1.5         20.6       26.3
1998        26.0        1.4         27.4       26.9
1999        36.2        1.2         37.4       32.5
2000         9.5        1.1         10.6       10.3
2001*       27.6        0.0         27.6        3.2
---------------------------------------------------------

*Six months ended July 31, 2000.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.


ENERGY FUND
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 2000
-------------------------------------------------------
                     ENERGY FUND               S&P 500
FISCAL   CAPITAL       INCOME       TOTAL       TOTAL
YEAR     RETURN        RETURN      RETURN      RETURN
-------------------------------------------------------
1985     -1.9%           0.0%       -1.9%       21.1%
1986      2.0            1.4         3.4        22.9
1987     25.8            6.1        31.9        33.9
1988     -5.7            6.5         0.8        -3.3
1989     20.3            3.9        24.2        20.1
1990     26.1            2.9        29.0        14.5
1991     -4.7            3.1        -1.6         8.4
1992     -1.9            3.2         1.3        22.7
1993     10.0            3.0        13.0        10.6
1994     25.0            2.3        27.3        12.9
1995    -10.6            1.5        -9.1         0.5
1996     26.6            2.1        28.7        38.7
1997     38.8            1.5        40.3        26.3
1998      2.4            1.4         3.8        26.9
1999    -22.6            1.4       -21.2        32.5
2000     23.8            2.0        25.8        10.3
2001*    17.7            0.1        17.8         3.2
-------------------------------------------------------

*Six months ended July 31, 2000.

See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*

-------------------------------------------------------------------------------------------
                                                                         10 YEARS
                          INCEPTION                             ---------------------------
                             DATE         1 YEAR     5 YEARS    CAPITAL    INCOME    TOTAL
-------------------------------------------------------------------------------------------
Health Care Fund           5/23/1984      35.36%      31.14%     21.94%     1.79%    23.73%
  Fee-Adjusted Returns**                  34.00       31.14      21.94      1.79     23.73
-------------------------------------------------------------------------------------------
Energy Fund+               5/23/1984      15.95%      14.49%      8.79%     2.17%    10.96%
-------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee assessed on redemptions of shares held less than five years.

 +Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


REIT INDEX FUND
TOTAL INVESTMENT RETURNS: MAY 13, 1996-JULY 31, 2000
---------------------------------------------------------
                    REIT INDEX FUND              MORGAN
                                                STANLEY
                                               REIT INDEX
FISCAL     CAPITAL       INCOME     TOTAL        TOTAL
YEAR       RETURN        RETURN     RETURN       RETURN
---------------------------------------------------------
1997        26.6%         3.7%       30.3%        30.7%
1998        11.0          6.1        17.1         16.5
1999       -22.7          5.4       -17.3        -17.6
2000        -8.3          7.3        -1.0         -1.2
2001        18.9          3.6        22.5         22.4
---------------------------------------------------------

*Six months ended July 31, 2000.

See Financial Highlights table on page 40 for dividend, capital gains, and return of capital information since the fund's inception.

UTILITIES INCOME FUND
TOTAL INVESTMENT RETURNS: MAY 15, 1992-JULY 31, 2000
-----------------------------------------------------------
                   UTILITIES INCOME FUND         UTILITIES
                                                 COMPOSITE*
FISCAL        CAPITAL      INCOME       TOTAL      TOTAL
YEAR          RETURN       RETURN      RETURN      RETURN
-----------------------------------------------------------
1993           12.0%        2.5%        14.5%      12.2%
1994            8.0         5.1         13.1       12.9
1995           -9.7         5.2         -4.5       -2.0
1996           23.2         6.3         29.5       30.2
1997            0.9         4.6          5.5        4.5
1998           17.8         5.4         23.2       26.4
1999           15.6         4.3         19.9       23.8
2000           -0.5         3.3          2.8        3.3
2001**         -2.8         1.4         -1.4        6.2
-----------------------------------------------------------

 *80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996;
  40% S&P Utilities Index,40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index thereafter.

**Six months ended July 31, 2000.

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
--------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                          INCEPTION                             ----------------------------
                             DATE         1 YEAR     5 YEARS    CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------------------
REIT Index Fund**        5/13/1996        3.65%         --       2.08%      6.53%     8.61%
--------------------------------------------------------------------------------------------
Utilities Income Fund    5/15/1992       -1.79%      13.50%      7.50%      4.69%    12.19%
--------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

GOLD AND PRECIOUS METALS FUND
TOTAL INVESTMENT RETURNS: MAY 23, 1984-JULY 31, 2000
--------------------------------------------------------
               GOLD AND PRECIOUS METALS FUND    SALOMON*
FISCAL        CAPITAL      INCOME       TOTAL    TOTAL
YEAR          RETURN       RETURN      RETURN    RETURN
--------------------------------------------------------
1985          -34.0%       0.0%        -34.0%    -34.4%
1986           15.2        1.1          16.3       3.6
1987           38.2        4.0          42.2      12.4
1988           -1.6        4.1           2.5       4.5
1989            3.2        2.9           6.1      -9.3
1990           29.4        4.0          33.4      72.3
1991          -33.6        2.4         -31.2     -41.1
1992           13.5        3.2          16.7      10.9
1993          -22.5        1.9         -20.6     -23.3
1994           86.3        2.9          89.2     121.5
1995          -21.1        1.9         -19.2     -21.1
1996           31.4        1.8          33.2      34.7
1997          -21.9        1.4         -20.5     -14.9
1998          -31.2        1.4         -29.8     -31.2
1999          -12.2        1.1         -11.1     -19.4
2000           16.0        1.5          17.5      14.2
2001**        -12.6        0.2         -12.4     -10.9
--------------------------------------------------------

 *MSCI Gold Mines Index through December 31, 1994; Salomon Smith Barney World
  Gold Index thereafter.

**Six months ended July 31, 2000.

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
----------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                                  INCEPTION                             ----------------------------
                                     DATE         1 YEAR     5 YEARS    CAPITAL    INCOME     TOTAL
----------------------------------------------------------------------------------------------------
Gold and Precious Metals Fund**   5/23/1984       -5.80%     -9.04%    -3.52%      2.02%     -1.50%
----------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FUND PROFILE
HEALTH CARE FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 18 and 19.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------------
                      HEALTH CARE            S&P 500
-------------------------------------------------------
Number of Stocks              139                500
Median Market Cap          $18.3B             $97.4B
Price/Earnings Ratio        37.4x              29.1x
Price/Book Ratio             4.2x               5.1x
Yield                        0.9%               1.1%
Return on Equity            15.5%              24.3%
Earnings Growth Rate         3.1%              17.2%
Foreign Holdings            24.1%               1.2%
Turnover Rate                26%*                 --
Expense Ratio              0.34%*                 --
Cash Investments             8.6%                 --

*Annualized.

EQUITY INVESTMENT FOCUS
-------------------------------------------------------
STYLE               GROWTH
MARKET CAP          LARGE


VOLATILITY MEASURES
-------------------------------------------------------
                      HEALTH CARE           S&P 500
-------------------------------------------------------
R-Squared                    0.60              1.00
Beta                         0.66              1.00
-------------------------------------------------------



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Pharmacia Corp.                     7.7%
Pfizer, Inc.                        3.6
Immunex Corp.                       3.3
American Home Products Corp.        3.2
HCA-The Healthcare Co.              2.6
UnitedHealth Group Inc.             2.6
McKesson HBOC, Inc.                 2.5
Abbott Laboratories                 2.4
Merck & Co., Inc.                   2.4
Cardinal Health, Inc.               2.3
--------------------------------------------------------
Top Ten                            32.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------
                                         JULY 31, 1999                JULY 31, 2000
                             -------------------------------------------------------
                                          HEALTH CARE                  HEALTH CARE
                             -------------------------------------------------------
Biotech Research & Production.............  1.4%                          2.2%
Consumer Discretionary....................  0.6                           0.1
Consumer Staples..........................  0.2                           0.2
Drugs & Pharmaceuticals................... 42.7                          42.9
Electronics--Medical Systems..............  1.2                           0.6
Financial Services........................  0.0                           0.1
Health & Personal Care....................  3.4                           3.8
Health Care Facilities....................  5.0                           8.2
Health Care Management Services...........  7.6                           8.6
International............................. 23.4                          24.1
Materials & Processing....................  2.2                           1.0
Medical & Dental Instruments & Supplies...  7.7                           6.0
Medical Services..........................  0.9                           0.9
Miscellaneous Health Care.................  0.5                           0.5
Producer Durables.........................  0.2                           0.1
Technology................................  0.2                           0.1
Other.....................................  2.8                           0.6
------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's total net assets invested in securities of various countries.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ALLOCATION BY REIT TYPE. An indicator of diversification, this table shows the percentage of the fund's noncash holdings invested in various real estate investment trusts, classified according to the types of property they emphasize.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). for a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose a broad industry group or the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
ENERGY FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 18 and 19.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                  ENERGY                S&P 500
--------------------------------------------------------------------------------
Number of Stocks                      53                    500
Median Market Cap                  $7.3B                 $97.4B
Price/Earnings Ratio               18.9x                  29.1x
Price/Book Ratio                    2.5x                   5.1x
Yield                               1.5%                   1.1%
Return on Equity                   10.1%                  24.3%
Earnings Growth Rate                7.8%                  17.2%
Foreign Holdings                   27.3%                   1.2%
Turnover Rate                       16%*                     --
Expense Ratio                     0.40%*                     --
Cash Investments                    5.3%                     --

*Annualized.

EQUITY INVESTMENT FOCUS
-------------------------------------------------------
STYLE               VALUE
MARKET CAP          MEDIUM

VOLATILITY MEASURES
-------------------------------------------------------
                         ENERGY               S&P 500
-------------------------------------------------------
R-Squared                  0.27                  1.00
Beta                       0.78                  1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-----------------------------------------
Baker Hughes, Inc.                 4.0%
Exxon Mobil Corp.                  3.4
Imperial Oil Ltd.                  3.2
Unocal Corp.                       3.1
Chevron Corp.                      2.9
Equitable Resources, Inc.          2.9
Texaco Inc.                        2.9
Noble Drilling Corp.               2.8
Phillips Petroleum Co.             2.8
Weatherford International, Inc.    2.8
-----------------------------------------
Top Ten                           30.8%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------
                                      JULY 31, 1999   JULY 31, 2000
                                  -----------------------------------------
                                         ENERGY           ENERGY
                                  -----------------------------------------
Energy Miscellaneous .................      7.2%            6.1%
International ........................     25.2            25.6
Machinery--Oil Well Equipment
  & Services .........................     17.9            18.7
Materials & Processing ...............      0.8             1.5
Offshore Drilling ....................      1.0             1.7
Oil--Crude Producers .................      8.9            12.0
Oil--Integrated Domestic .............     23.8            21.2
Oil--Integrated International ........     11.0             9.3
Utilities--Gas Pipelines .............      2.5             3.1
Other ................................      1.7             0.8
---------------------------------------------------------------------------

FUND PROFILE
REIT INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 18 and 19.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                      REIT INDEX            S&P 500
----------------------------------------------------------------------
Number of Stocks                             129                500
Median Market Cap                          $1.9B             $97.4B
Price/Earnings                             17.5x              29.1x
Price/Book Ratio                            1.4x               5.1x
Yield                                      6.9%*               1.1%
Return on Equity                           13.2%              24.3%
Earnings Growth Rate                       13.2%              17.2%
Foreign Holdings                            0.0%               1.2%
Turnover Rate                              27%**                 --
Expense Ratio                            0.34%**                 --
Cash Investments                            2.5%                 --

 *This yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.

**Annualized.


EQUITY INVESTMENT FOCUS
-------------------------------------------------------
STYLE               VALUE
MARKET CAP          SMALL

VOLATILITY MEASURES
-------------------------------------------------------
                     REIT INDEX               S&P 500
-------------------------------------------------------
R-Squared                  0.15                  1.00
Beta                       0.32                  1.00

FUND ALLOCATION BY REIT TYPE
-----------------------------------------------
Apartments               23.3%
Office                   21.0
Retail                   20.0
Diversified              15.1
Industrial               14.5
Hotels                    6.1
-----------------------------------------------
Total                   100.0%

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
----------------------------------------------------------------------
Equity Office Properties Trust REIT                               6.9%
Equity Residential Properties Trust REIT                          4.8
Simon Property Group, Inc. REIT                                   3.4
ProLogis Trust REIT                                               2.9
Archstone Communities Trust REIT                                  2.7
Public Storage, Inc. REIT                                         2.6
Vornado Realty Trust REIT                                         2.6
Spieker Properties, Inc. REIT                                     2.5
Apartment Investment & Management
   Co. Class A REIT                                               2.5
Avalonbay Communities, Inc. REIT                                  2.4
----------------------------------------------------------------------
Top Ten                                                          33.3%

FUND PROFILE
UTILITIES INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 18 and 19.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------
                         UTILITIES
                            INCOME          S&P 500
---------------------------------------------------
Number of Stocks                64              500
Median Market Cap            $8.1B           $97.4B
Price/Earnings Ratio         18.7x            29.1x
Price/Book Ratio              2.1x             5.1x
Yield                         2.8%             1.1%
Return on Equity             13.7%            24.3%
Earnings Growth Rate          6.1%            17.2%
Foreign Holdings             16.2%             1.2%
Turnover Rate                 63%*               --
Expense Ratio               0.37%*               --
Cash Investments              1.8%               --

*Annualized.

EQUITY INVESTMENT FOCUS
-------------------------------------------------------
STYLE               VALUE
MARKET CAP          MEDIUM

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
----------------------------------------
Pinnacle West Capital Corp.     4.9%
Enron Corp.                     4.5
Unicom Corp.                    4.1
FPL Group, Inc.                 3.9
Montana Power Co.               3.4
El Paso Energy Corp.            3.2
ALLTEL Corp.                    3.1
DQE Inc.                        2.9
Sprint Corp.                    2.8
DPL Inc.                        2.7
----------------------------------------
Top Ten                        35.5%

VOLATILITY MEASURES
-------------------------------------
            UTILITIES
               INCOME     S&P 500
-------------------------------------
R-Squared        0.24        1.00
Beta             0.35        1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------
                             JULY 31, 1999       JULY 31, 2000
                        -------------------------------------------
                           UTILITIES INCOME    UTILITIES INCOME
                        -------------------------------------------
Electrical .................     44.2%               43.3%
Gas Distribution ...........      4.7                 5.9
Integrated Oils ............      0.8                 1.3
Other Energy ...............     10.7                15.8
International ..............      1.0                16.2
Technology .................      0.0                 1.2
Telecommunications .........     35.4                13.8
Water ......................      1.2                 0.9
Other ......................      2.0                 1.6
-------------------------------------------------------------------

FUND PROFILE
GOLD AND PRECIOUS METALS FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 18 and 19.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------
                               GOLD AND
                        PRECIOUS METALS    S&P 500
-----------------------------------------------------
Number of Stocks                     37        500
Median Market Cap                 $1.4B     $97.4B
Price/Earnings Ratio              43.1x      29.1x
Price/Book Ratio                   2.9x       5.1x
Return on Equity                   3.4%      24.3%
Earnings Growth Rate               0.7%      17.2%
Foreign Holdings                  80.4%       1.2%
Turnover Rate                      15%*         --
Expense Ratio                    0.66%*         --

*Annualized.

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------------
Impala Platinum Holdings Ltd. ADR                     10.2%
Anglo American Platinum Corp. ADR                      9.7
Stillwater Mining Co.                                  6.8
Newcrest Mining Ltd.                                   6.4
M.I.M. Holdings Ltd.                                   5.8
Ashton Mining Ltd.                                     4.8
WMC Ltd.                                               4.7
Lonmin PLC                                             4.6
Homestake Mining Co.                                   3.9
Franco-Nevada Mining Corp., Ltd.                       3.5
-------------------------------------------------------------
Top Ten                                               60.4%

VOLATILITY MEASURES
-----------------------------------------------------------
                   GOLD AND
            PRECIOUS METALS     S&P 500
-----------------------------------------------------------
R-Squared              0.15        1.00
Beta                   0.86        1.00

COUNTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)
----------------------------------------
Australia                       35.5%
Canada                          10.8
South Africa                    24.9
United Kingdom                   6.0
United States                   18.8
----------------------------------------
Subtotal                        96.0%
Bullion                          0.4
Cash Investments                 3.6
----------------------------------------
Total                          100.0%

FINANCIAL STATEMENTS
JULY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. The REIT Index Fund lists its security holdings in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
HEALTH CARE FUND                                 SHARES              (000)
--------------------------------------------------------------------------
COMMON STOCKS (91.4%)
--------------------------------------------------------------------------
UNITED STATES (69.3%)
--------------------------------------------------------------------------
BIOTECH RESEARCH & PRODUCTION (2.0%)
-(1)Quintiles Transnational Corp.             7,308,200         $  114,647
-  IDEC Pharmaceuticals Corp.                   905,000            111,145
-  BioChem Pharma Inc.                        1,000,000             22,312
-  IDEXX Laboratories Corp.                     909,300             22,051
-  Cephalon, Inc.                               290,000             11,691
   Baxter International, Inc.                    67,500              5,248
-  Kendle International Inc.                    220,000              1,664
-  Edwards Lifesciences Corp.                    13,500                294
                                                                ----------
                                                                   289,052
                                                                ----------
CONSUMER DISCRETIONARY (0.1%)
   Kimberly-Clark Corp.                         200,000             11,488
-  Ventiv Health, Inc.                          606,300              7,882
                                                                ----------
                                                                    19,370
                                                                ----------
CONSUMER STAPLES (0.2%)
   Procter & Gamble Co.                         525,000             29,859
                                                                ----------

DRUGS & PHARMACEUTICALS (39.2%)
   Pharmacia Corp.                           20,229,382          1,107,559
   Pfizer, Inc.                              11,929,836            514,474
-  Immunex Corp.                              9,250,100            468,864
   American Home Products Corp.               8,611,000            456,921
   Abbott Laboratories                        8,254,500            343,594
   Merck & Co., Inc.                          4,740,000            339,799
   Cardinal Health, Inc.                      4,474,472            328,874
   Johnson & Johnson                          3,431,000            319,297
   Allergan, Inc.                             3,244,100            217,152
   Bristol-Myers Squibb Co.                   4,334,500            215,100
-  Genzyme Corp.                              3,027,920            210,251
   Eli Lilly & Co.                            1,920,000            199,440
-(1)Vertex Pharmaceuticals, Inc.              1,927,700            188,794
-  Gilead Sciences, Inc.                      2,012,481            149,175
-(1)AmeriSource Health Corp.
     Class A                                  3,884,480            135,714
   Schering-Plough Corp.                      3,016,400            130,271
   Alpharma, Inc. Class A                       748,313             49,015
-  Cor Therapeutics, Inc.                       530,000             42,665
-  Forest Laboratories, Inc.                    357,400             38,242
   Mylan Laboratories, Inc.                   1,745,000             37,081
-(1)Perrigo Co.                               5,322,320             35,926
-  Pharmacyclics, Inc.                          738,000             34,686
-  Amgen, Inc.                                  280,000             18,183
-  Alliance Pharmaceutical Corp.              1,327,588             14,023
-  Triangle Pharmaceuticals, Inc.               564,800              5,118
-  Magainin Pharmaceuticals, Inc.             1,328,100              4,648
-  BioCryst Pharmaceuticals, Inc.               151,400              4,599
-  Scios, Inc.                                  491,750              3,565
-  ALZA Corp.                                    18,800              1,217
                                                                ----------
                                                                 5,614,247
                                                                ----------
ELECTRONICS--MEDICAL SYSTEMS (0.5%)
-(1)Haemonetics Corp.                         1,983,900             45,382
   Datascope Corp.                              342,100             12,914
-  Varian Medical Systems, Inc.                 253,000             10,879
-  SpaceLabs Medical, Inc.                      326,200              3,282
                                                                ----------
                                                                    72,457
                                                                ----------


--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                  SHARES                (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.1%)
- American Medical Security
    Group, Inc.                                  678,000            $    5,085
  National Data Corp.                            181,800                 4,999
                                                                    ------------
                                                                        10,084
                                                                    ------------
HEALTH & PERSONAL CARE (3.4%)
(1) McKesson HBOC, Inc.                       14,495,250               352,416
- Express Scripts                              1,000,000                64,250
-(1)Syncor International Corp.                   856,559                62,101
  Omnicare, Inc.                               1,000,000                 9,687
- American Retirement Corp.                      637,000                 3,742
                                                                    ------------
                                                                       492,196
                                                                    ------------
HEALTH CARE FACILITIES (7.5%)
  HCA-The Healthcare Co.                      10,867,620               369,499
-(1)Quest Diagnostics, Inc.                    2,443,000               246,590
  Tenet Healthcare Corp.                       7,835,000               238,478
-(1)Laboratory Corp. of America
    Holdings                                   1,131,840               111,203
- HEALTHSOUTH Corp.                            8,000,000                47,500
- LifePoint Hospitals, Inc.                    1,041,715                27,866
- Triad Hospitals, Inc.                          691,715                17,379
- Beverly Enterprises, Inc.                    3,030,000                10,416
                                                                    ------------
                                                                     1,068,931
                                                                    ------------
HEALTH CARE MANAGEMENT SERVICES (7.9%)
  UnitedHealth Group Inc.                      4,510,000               368,974
  Aetna Inc.                                   5,832,700               323,715
  IMS Health, Inc.                             9,047,400               163,419
-(1)Humana, Inc.                              11,495,000                84,057
-(1)Cerner Corp.                               2,006,600                70,231
- Wellpoint Health Networks Inc.
    Class A                                      300,000                26,156
- Quorum Health Group, Inc.                    2,145,000                23,193
- Trigon Healthcare, Inc.                        300,000                15,900
- Universal Health Services
    Class B                                      200,000                13,475
- Foundation Health Systems
    Class A                                      863,100                12,569
-(1)Sierra Health Services                     2,189,600                 6,979
- Mid Atlantic Medical
    Services, Inc.                               500,000                 6,875
- Pediatrix Medical Group, Inc.                  414,100                 6,367
  United Wisconsin Services, Inc.                678,000                 3,898
                                                                    ------------
                                                                     1,125,808
                                                                    ------------
MATERIALS & PROCESSING (1.0%)
(1) Sigma-Aldrich Corp.                        4,686,300               127,702
  Delta & Pine Land Co.                          307,300                 7,683
                                                                    ------------
                                                                       135,385
                                                                    ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (5.5%)
  Becton, Dickinson & Co.                      7,624,900               192,529
- St. Jude Medical, Inc.                       2,551,300               105,241
  C.R. Bard, Inc.                              1,937,900                97,016
  Beckman Coulter, Inc.                        1,264,700                84,261
  Biomet, Inc.                                 1,545,300                69,152
- Boston Scientific Corp.                      3,371,500                55,840
(1) Owens & Minor, Inc. Holding Co.            2,412,100                38,594
  DENTSPLY International Inc.                    961,800                32,521
  Bausch & Lomb, Inc.                            500,000                31,094
- PSS World Medical, Inc.                      2,943,000                17,658
- Ventana Medical Systems, Inc.                  614,400                12,634
- Varian, Inc.                                   253,000                10,658
- STERIS Corp.                                 1,150,000                10,350
- Henry Schein, Inc.                             721,500                10,146
-(1)Cohesion Technologies, Inc.                  525,800                 4,535
- ADAC Laboratories                              196,000                 3,883
-(1)E-Z-EM, Inc. Class B                         304,344                 2,016
-(1)E-Z-EM, Inc. Class A                         219,258                 1,425
                                                                    ------------
                                                                       779,553
                                                                    ------------
MEDICAL SERVICES (0.8%)
-(1)Coventry Health Care Inc.                  3,785,000                63,399
-(1)Covance, Inc.                              3,160,400                35,950
-(1)PAREXEL International Corp.                1,570,200                15,604
                                                                    ------------
                                                                       114,953
                                                                    ------------
MISCELLANEOUS HEALTH CARE (0.4%)
  Mallinckrodt, Inc.                           1,397,900                63,954
                                                                    ------------


PRODUCER DURABLES (0.1%)
  Pall Corp.                                     704,600                14,620
                                                                    ------------


TECHNOLOGY (0.1%)
- IDX Systems Corp.                            1,109,200                16,707
- DAOU Systems, Inc.                             513,500                 1,027
                                                                    ------------
                                                                        17,734
                                                                    ------------
OTHER (0.5%)
- Thermo Electron Corp.                        3,300,000                68,475
  Carter-Wallace, Inc.                           230,000                 4,916
  Carter-Wallace, Inc. Class B                    24,000                   513
                                                                    ------------
                                                                        73,904
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                  9,922,107
--------------------------------------------------------------------------------
INTERNATIONAL (22.1%)
--------------------------------------------------------------------------------
JAPAN (8.2%)
  Fujisawa Pharmaceutical
     Co., Ltd.                                 9,201,000               309,845
  Eisai Co., Ltd.                              7,006,000               174,548
  Banyu Pharmaceutical Co.                     5,975,000               134,957
  Chugai Pharmaceutical Co., Ltd.              7,181,000               130,610
  Yamanouchi
    Pharmaceuticals Co., Ltd.                  1,980,000                92,878
  Takeda Chemical Industries Ltd.              1,500,000                88,979
  Shionogi & Co., Ltd.                         4,931,000                80,551
  Daiichi Pharmaceutical Co., Ltd.             2,100,000                46,570
  Tanabe Seiyaku Co., Ltd.                     6,037,000                43,414
  Olympus Optical Co., Ltd.                    2,200,000                37,906
  Sankyo Co., Ltd.                               916,000                21,484
  Ono Pharmaceutical Co., Ltd.                   228,000                 9,093
                                                                    ------------
                                                                     1,170,835
                                                                    ------------
SWITZERLAND (2.2%)
  Novartis AG (Registered)                       101,747               157,099
  Roche Holding AG                                13,000               122,131
  Serono SA Class B                               27,175                28,770
- Givaudan                                         8,000                 2,332
                                                                    ------------
                                                                       310,332
                                                                    ------------
UNITED KINGDOM (7.4%)
  AstraZeneca Group PLC ADR                    7,386,372               315,767
  SmithKline Beecham PLC ADR                   3,724,500               238,368
  AstraZeneca Group PLC                        5,331,500               229,648
  Nycomed Amersham PLC                        13,565,820               129,321
  Glaxo Wellcome PLC ADR                       1,500,000                85,687
  SmithKline Beecham PLC ADR                     500,000                32,000
  SSL International PLC                        2,000,000                23,065
  Boots Co. PLC                                  603,342                 4,654
                                                                    ------------
                                                                     1,058,510
                                                                    ------------


                                       25




--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
HEALTH CARE FUND                                SHARES                  (000)
--------------------------------------------------------------------------------

OTHER (4.3%)
  Aventis SA ADR                               2,052,615          $    154,972
  Novo Nordisk A/S B Shares                      500,000                97,487
  Bayer AG ADR                                 1,921,500                80,943
  Bayer AG                                     1,328,300                55,535
  Aventis SA                                     675,168                51,990
  Gambro AB B Shares                           5,914,580                48,693
  Schering AG                                    640,410                37,356
  Sanofi-Synthelabo SA                           615,004                32,796
  Gambro AB A Shares                           3,765,300                30,588
-(1)Axcan Pharma Inc.                          1,356,900                10,777
  Fresenius Medical Care AG ADR                  645,400                 9,641
  Akzo Nobel NV                                  100,000                 4,447
                                                                    ------------
                                                                       615,225
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                  3,154,902
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $8,175,790)                                                 13,077,009
--------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (8.4%)
Associates Corp.
  6.698%, 8/7/2000                              $100,000                99,891
  6.699%, 8/8/2000                               100,000                99,873
General Electric Capital Corp.
  6.647%, 8/4/2000                                65,000                64,965
Gillette Co.
  6.723%, 8/1/2000                               166,000               166,000
Goldman Sachs Group
  6.676%, 8/22/2000                              160,000               159,391
  6.684%, 8/18/2000                              200,000               199,382
Morgan Stanley Dean Witter & Co.
  6.731%, 8/17/2000                              200,000               199,417
Sara Lee Corp.
  6.703%, 8/1/2000                               109,600               109,600
Wal-Mart Stores
  6.718%, 8/15/2000                               64,919                64,753
Washington Post Co.
  6.67%, 8/1/2000                                 19,000                19,000
Yale University
  6.75%, 10/2/2000                                26,700                26,400
                                                                    ------------
                                                                     1,208,672
                                                                    ------------
REPURCHASE AGREEMENT (0.2%)
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.60%, 8/1/2000--Note H                          29,360               29,360
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $1,238,032)                                                  1,238,032
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $9,413,822)                                                 14,315,041
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note C                                              $     59,490
Liabilities--Note H                                                    (60,127)
                                                                    ------------
                                                                          (637)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 120,535,764 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                        $14,314,404
================================================================================

NET ASSET VALUE PER SHARE                                              $118.76
================================================================================


 *See Note A in Notes to Financial Statements.
 oNon-income-producing security.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,754,042,000.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                      AMOUNT                PER
                                                       (000)              SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                $  8,355,518           $  69.32
 Undistributed Net
   Investment Income--Note G                          65,502                .54
 Accumulated Net
   Realized Gains--Note G                            985,618               8.18
 Unrealized Appreciation--Note F
   Investment Securities                           4,901,219              40.66
   Foreign Currencies and
      Forward Currency Contracts                       6,547                .06
--------------------------------------------------------------------------------
 NET ASSETS                                      $14,314,404           $ 118.76
================================================================================




--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
ENERGY FUND                                       SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.7%)
UNITED STATES (70.5%)
--------------------------------------------------------------------------------
ENERGY MISCELLANEOUS (5.7%)
  Ashland, Inc.                                   614,100           $   20,227
  Sunoco, Inc.                                    654,967               15,965
  Tosco Corp.                                     511,700               13,560
  Valero Energy Corp.                             511,700               13,272
                                                                    ------------
                                                                        63,024
                                                                    ------------
MACHINERY--OIL WELL EQUIPMENT & SERVICES (17.7%)
  Baker Hughes, Inc.                            1,279,300               44,296
- Noble Drilling Corp.                            716,400               31,208
- Weatherford International, Inc.                 777,799               31,161
  Halliburton Co.                                 614,100               28,325
- Rowan Cos., Inc.                                797,100               20,127
- Nabors Industries, Inc.                         437,500               18,211
- Cooper Cameron Corp.                            256,200               16,557
  Schlumberger Ltd.                                66,400                4,908
                                                                    ------------
                                                                       194,793
                                                                    ------------
MATERIALS & PROCESSING (1.4%)
- Grant Prideco, Inc.                             777,799               15,653
                                                                    ------------


OFFSHORE DRILLING (1.6%)
  ENSCO International, Inc.                       511,700               17,270
                                                                    ------------


OIL--CRUDE PRODUCERS (11.4%)
  Anadarko Petroleum Corp.                        642,223               30,706
  EOG Resources, Inc.                             669,700               19,798
  Cabot Oil & Gas Corp. Class A                   861,000               15,929
- Ocean Energy, Inc.                            1,023,500               12,410
- Santa Fe Snyder Corp.                         1,103,200               11,032
  Devon Energy Corp.                              225,200               10,303
  Ultramar Diamond Shamrock
    Corp.                                         442,000               10,111
  Pogo Producing Co.                              317,900                6,318
- Barrett Resources Corp.                         167,500                4,659
  Burlington Resources, Inc.                      102,300                3,338
                                                                    ------------
                                                                       124,604
                                                                    ------------
OIL--INTEGRATED DOMESTIC (20.1%)
  Unocal Corp.                                  1,125,800               34,054
  Chevron Corp.                                   409,400               32,343
  Phillips Petroleum Co.                          614,100               31,204
  Kerr-McGee Corp.                                566,200               31,070
  USX-Marathon Group                            1,023,500               24,884
  Amerada Hess Corp.                              409,400               24,769
  Murphy Oil Corp.                                358,200               21,582
  Occidental Petroleum Corp.                    1,023,500               20,726
                                                                    ------------
                                                                       220,632
                                                                    ------------
OIL--INTEGRATED INTERNATIONAL (8.8%)
  Exxon Mobil Corp.                               460,600               36,848
  Texaco Inc.                                     643,088               31,793
  BP Amoco PLC ADR                                335,708               17,562
  Conoco Inc. Class A                             466,600               10,440
                                                                    ------------
                                                                        96,643
                                                                    ------------
UTILITIES--GAS PIPELINES (2.9%)
  Equitable Resources, Inc.                       614,100               31,972
                                                                    ------------


OTHER (0.9%)
  McDermott International, Inc.                 1,314,300                9,775
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                    774,366
--------------------------------------------------------------------------------
INTERNATIONAL (24.2%)
--------------------------------------------------------------------------------
CANADA (14.1%)
  Imperial Oil Ltd.                             1,432,800               35,006
  Suncor Energy, Inc.                           1,348,400               28,134
  Alberta Energy Co., Ltd.                        767,600               27,770
- Petro-Canada                                  1,125,800               21,671
- Anderson Exploration Ltd.                     1,036,101               17,434
- Paramount Resources Ltd.                      1,106,300                9,866
  Shell Canada Ltd. Class A                       436,700                9,626
  PanCanadian Petroleum Ltd.                      290,000                5,660
                                                                    ------------
                                                                       155,167
                                                                    ------------
FRANCE (2.4%)
  TotalFinaElf SA ADR                             358,200               26,350
                                                                    ------------


ITALY (2.1%)
  ENI SpA ADR                                     409,400               23,029
                                                                    ------------


NORWAY (2.0%)
  Norsk Hydro ASA ADR                             562,900               21,953
                                                                    ------------


SPAIN (1.0%)
  Repsol SA ADR                                   591,000               11,155
                                                                    ------------


UNITED KINGDOM (2.6%)
  Shell Transport & Trading
    Co. ADR                                       511,700               24,690
  Lasmo PLC                                     2,046,900                3,985
                                                                    ------------
                                                                        28,675
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                    266,329
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $775,064)                                                    1,040,695
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.59%, 8/1/2000                                 $55,216               55,216
  6.60%, 8/1/2000--Note H                             203                  203
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $55,419)                                                        55,419
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $830,483)                                                    1,096,114
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
ENERGY FUND                                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    14,588
Liabilities--Note H                                                    (11,363)
                                                                      ----------
                                                                         3,225
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 44,010,080 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                         $1,099,339
================================================================================

NET ASSET VALUE PER SHARE                                               $24.98
================================================================================


*See Note A in Notes to Financial Statements.
o Non-income-producing security.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
                                          AMOUNT                        PER
                                           (000)                      SHARE
--------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid in Capital                    $   781,604                      $17.76
 Undistributed Net Investment
   Income--Note G                         9,430                         .21
 Accumulated Net Realized
   Gains--Note G                         42,674                         .97
 Unrealized Appreciation--Note F        265,631                        6.04
--------------------------------------------------------------------------------
 NET ASSETS                          $1,099,339                      $24.98
================================================================================



--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
REIT INDEX FUND                                      SHARES              (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.5%)
--------------------------------------------------------------------------------
  Equity Office Properties
    Trust REIT                                     2,400,330         $  73,210
  Equity Residential Properties
    Trust REIT                                     1,034,454            51,593
  Simon Property Group, Inc. REIT                  1,373,956            35,895
  ProLogis Trust REIT                              1,307,768            30,487
  Archstone Communities
    Trust REIT                                     1,121,540            29,090
  Public Storage, Inc. REIT                        1,067,999            27,367
  Vornado Realty Trust REIT                          697,370            27,285
  Spieker Properties, Inc. REIT                      526,349            27,206
  Apartment Investment &
    Management Co. Class A REIT                      542,123            26,225
  Avalonbay Communities,
    Inc. REIT                                        533,019            25,119
  Duke Realty Investments,
    Inc. REIT                                      1,021,150            25,018
  Boston Properties, Inc. REIT                       547,267            22,712
- Pinnacle Holdings Inc. REIT                        390,480            21,940
  Crescent Real Estate, Inc. REIT                    931,456            20,550
  Kimco Realty Corp. REIT                            491,355            20,268
  Host Marriott Corp. REIT                         1,773,957            19,735
  CarrAmerica Realty Corp. REIT                      541,155            16,167
  AMB Property Corp. REIT                            676,392            16,149
  Liberty Property Trust REIT                        543,198            15,617
  Rouse Co. REIT                                     566,950            14,776
  Post Properties, Inc. REIT                         317,317            14,716
  General Growth Properties
    Inc. REIT                                        419,473            14,210
  Arden Realty Group, Inc. REIT                      510,038            13,516
  Highwood Properties, Inc. REIT                     479,642            12,950
  Mack-Cali Realty Corp. REIT                        473,983            12,412
  BRE Properties Inc. Class A REIT                   361,164            11,715
  Cousins Properties, Inc. REIT                      261,634            11,414
  Hospitality Properties Trust REIT                  455,790            11,281
  Regency Realty Corp. REIT                          456,313            10,952
  Franchise Finance Corp.
    of America REIT                                  454,820            10,916
  New Plan Excel Realty Trust REIT                   706,848            10,912
  First Industrial Realty Trust REIT                 312,717            10,007
  FelCor Lodging Trust, Inc. REIT                    443,929             9,711
  Camden Property Trust REIT                         308,382             9,637
  United Dominion Realty
    Trust REIT                                       829,645             9,541
  Westfield America, Inc. REIT                       589,919             8,959
  Weingarten Realty Investors REIT                   215,973             8,936
  MeriStar Hospitality Corp. REIT                    372,508             8,265
  Reckson Associates Realty
    Corp. REIT                                       303,836             7,976
  Developers Diversified Realty
    Corp. REIT                                       496,156             7,814
  Charles E. Smith Residential
    Realty, Inc. REIT                                169,037             7,469
  Prentiss Properties Trust REIT                     291,368             7,321
  Essex Property Trust, Inc. REIT                    146,068             7,194
  CenterPoint Properties Corp. REIT                  167,568             7,122
  HRPT Properties Trust REIT                       1,061,049             6,963
  Storage USA, Inc. REIT                             223,252             6,795
  Federal Realty Investment
    Trust REIT                                       317,614             6,789
  Cabot Industrial Trust REIT                        327,929             6,723
  The Macerich Co. REIT                              274,772             6,577
  Chateau Communities, Inc. REIT                     228,885             6,452
  Brandywine Realty Trust REIT                       291,702             6,399
  SL Green Realty Corp. REIT                         195,754             5,811
  Washington REIT                                    288,457             5,697
  Shurgard Storage Centers, Inc.
    Class A REIT                                     236,899             5,656
  Kilroy Realty Corp. REIT                           210,899             5,589
  Gables Residential Trust REIT                      194,363             5,284
  Realty Income Corp. REIT                           214,234             5,195
  Summit Properties, Inc. REIT                       210,344             5,022
  CBL & Associates Properties,
    Inc. REIT                                        200,486             5,012
  Home Properties of New York,
    Inc. REIT                                        162,480             4,986
  Colonial Properties Trust REIT                     175,615             4,862
  PS Business Parks, Inc. REIT                       189,025             4,820
  Glenborough Realty Trust,
    Inc. REIT                                        239,312             4,756
  Taubman Co. REIT                                   421,680             4,744
  Urban Shopping Centers,
    Inc. REIT                                        143,107             4,740
  Chelsea GCA Realty, Inc. REIT                      128,147             4,645
  Sun Communities, Inc. REIT                         140,762             4,452
  Manufactured Home
    Communities, Inc. REIT                           177,294             4,255
  Pacific Gulf Properties, Inc. REIT                 165,818             4,228
  Alexandria Real Estate Equities,
    Inc. REIT                                        114,615             4,105
  Bradley Real Estate Inc. REIT                      177,835             3,824
  Koger Equity, Inc. REIT                            213,653             3,619
  Pan Pacific Retail Properties,
    Inc. REIT                                        171,171             3,584
  Mills Corp. REIT                                   192,484             3,513
  Mid-America Apartment
    Communities, Inc. REIT                           146,654             3,474
  AMLI Residential Properties
    Trust REIT                                       137,002             3,339
  Cornerstone Realty Income
    Trust, Inc. REIT                                 288,682             3,139
  Reckson Associates Realty
    Corp. Class B REIT                               108,899             2,947
  EastGroup Properties, Inc. REIT                    126,385             2,938
  Bedford Property Investors,
    Inc. REIT                                        150,336             2,894
  Innkeepers USA Trust REIT                          276,782             2,872
  JDN Realty Corp. REIT                              272,241             2,859
  Glimcher Realty Trust REIT                         189,688             2,833
  RFS Hotel Investors, Inc. REIT                     198,405             2,654
  Commercial Net Lease
    Realty REIT                                      242,715             2,624
  Parkway Properties Inc. REIT                        80,649             2,581
  Capital Automotive REIT                            165,260             2,500
  JP Realty Inc. REIT                                130,088             2,455
  Great Lakes, Inc. REIT                             131,318             2,438
  IRT Property Co. REIT                              265,233             2,371
  Town & Country Trust REIT                          128,075             2,297




--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
REIT INDEX FUND                                      SHARES              (000)
--------------------------------------------------------------------------------
  National Golf Properties, Inc. REIT                107,926       $     2,246
  Sovran Self Storage, Inc. REIT                      98,913             2,170
  American Industrial
    Properties REIT                                  150,380             2,021
  Boykin Lodging Co. REIT                            137,765             1,972
  Prime Group Realty Trust REIT                      126,479             1,968
  LaSalle Hotel Properties REIT                      134,890             1,947
  Equity Inns, Inc. REIT                             294,683             1,934
  Pennsylvania REIT                                  107,443             1,894
  Burnham Pacific Properties,
    Inc. REIT                                        257,234             1,801
  First Washington Realty Trust,
    Inc. REIT                                         80,351             1,763
  Saul Centers, Inc. REIT                            108,641             1,731
  Western Properties Trust REIT                      138,626             1,698
  Lexington Corporate Properties
    Trust REIT                                       137,029             1,636
  Entertainment Properties
    Trust REIT                                       119,025             1,466
  Tanger Factory Outlet Centers,
    Inc. REIT                                         63,352             1,461
  Associated Estates Realty
    Corp. REIT                                       170,181             1,362
  Corporate Office Properties
    Trust, Inc. REIT                                 148,444             1,345
  Crown American Realty
    Trust REIT                                       209,225             1,282
  Investors Real Estate Trust REIT                   155,506             1,205
  Konover Property Trust, Inc. REIT                  246,071             1,184
  Mid Atlantic Realty Trust REIT                     107,876             1,173
  Mission West Properties Inc. REIT                  107,110             1,145
  Center Trust, Inc. REIT                            212,145             1,140
  U.S. Restaurant Properties,
    Inc. REIT                                        122,408             1,117
  Golf Trust of America, Inc. REIT                    63,987             1,000
  Winston Hotels, Inc. REIT                          134,531               992
  Kramont Realty Trust REIT                          104,306               984
  Phillips International Realty
    Corp. REIT                                        57,411               983
  Equity One, Inc. REIT                               92,847               917
  Ramco-Gershenson Properties
    Trust REIT                                        56,150               856
  Captec Net Lease Realty, Inc. REIT                  75,235               828
  Public Storage, Inc.
    Depositary Shares A REIT                          34,524               747
  Jameson Inns, Inc. REIT                             91,561               732
  Correctional Properties Trust REIT                  55,577               604
- Interstate Hotels Corp. REIT                        49,528               139
  Prime Retail, Inc. 8.50%
    Series B Cvt. Pfd. REIT                           16,100               101
- Merry Land Properties, Inc. REIT                    14,985                85
- Horizon Group Properties, Inc. REIT                 20,070                70
--------------------------------------------------------------------------------
  TOTAL REAL ESTATE INVESTMENT TRUSTS
  (COST $998,662)                                                    1,041,366
--------------------------------------------------------------------------------
                                                      FACE              MARKET
                                                     AMOUNT              VALUE*
                                                      (000)              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.59%, 8/1/2000
  (COST $24,236)                                     $24,236       $    24,236
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $1,022,898)                                                  1,065,602
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     7,999
Liabilities                                                             (5,392)
                                                                    ------------
                                                                         2,607
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 90,650,097 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                        $ 1,068,209
================================================================================

NET ASSET VALUE PER SHARE                                               $11.78
================================================================================
*See Note A in Notes to Financial Statements.
- Non-income-producing security.

--------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                      AMOUNT               PER
                                                       (000)             SHARE
--------------------------------------------------------------------------------
 Paid in Capital--Note G                          $1,091,919            $12.05
 Undistributed Net
   Investment Income                                     320                --
 Accumulated Net Realized
   Losses--Note G                                    (66,734)             (.74)
 Unrealized Appreciation--
   Note F                                             42,704               .47
--------------------------------------------------------------------------------
 NET ASSETS                                       $1,068,209            $11.78
================================================================================



--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
UTILITIES INCOME FUND                             SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.2%)
--------------------------------------------------------------------------------
UNITED STATES (82.3%)
--------------------------------------------------------------------------------
ELECTRICAL (42.6%)
  Pinnacle West Capital Corp.                     994,300            $  39,337
  Unicom Corp.                                    800,000               32,850
  FPL Group, Inc.                                 650,000               31,362
  Montana Power Co.                               944,400               27,329
  DQE Inc.                                        627,930               23,273
  DPL Inc.                                        891,693               21,512
  Constellation Energy Group                      550,000               18,322
  CMS Energy Corp.                                700,000               17,894
  Northeast Utilities                             750,000               16,594
  PECO Energy Corp.                               375,000               16,008
  Duke Energy Corp.                               227,220               14,017
  Edison International                            600,000               11,812
  Dominion Resources, Inc.                        250,000               11,359
  GPU, Inc.                                       358,700                9,506
  Cinergy Corp.                                   350,000                9,100
  TXU Corp.                                       275,000                8,594
  Entergy Corp.                                   300,000                8,137
  CH Energy Group, Inc.                           216,300                7,057
  PG&E Corp.                                      200,000                5,175
  Minnesota Power, Inc.                           230,000                4,902
  Southern Co.                                    150,000                3,666
  Public Service Co. of
    New Mexico                                    200,000                3,625
  Energy East Corp.                               100,000                1,887
  SCANA Corp.                                      47,553                1,251
                                                                    ------------
                                                                       344,569
                                                                    ------------
GAS DISTRIBUTION (5.8%)
  National Fuel Gas Co.                           400,000               19,725
  KeySpan Corp.                                   450,000               14,287
  Sempra Energy                                   224,071                4,201
  ONEOK, Inc.                                     145,400                3,880
  Peoples Energy Corp.                             75,000                2,377
  MCN Energy Group Inc.                           104,800                2,266
                                                                    ------------
                                                                        46,736
                                                                    ------------
INTEGRATED OILS (1.2%)
  Coastal Corp.                                   175,000               10,106
                                                                    ------------


OTHER ENERGY (15.5%)
  Enron Corp.                                     500,000               36,812
  El Paso Energy Corp.                            536,400               25,948
  Williams Cos., Inc.                             450,000               18,788
- Calpine Corp.                                   250,000               17,812
  Columbia Energy Group                           237,500               16,209
  Dynegy, Inc.                                    120,000                8,445
  Westcoast Energy Inc.                           100,000                1,725
                                                                    ------------
                                                                       125,739
                                                                    ------------

TECHNOLOGY (1.1%)
  Nortel Networks Corp.                           125,630                9,344
                                                                    ------------


TELECOMMUNICATIONS (13.6%)
  ALLTEL Corp.                                    405,000               24,958
  Sprint Corp.                                    634,200               22,593
  SBC Communications Inc.                         367,200               15,629
  BellSouth Corp.                                 380,200               15,137
  Verizon Communications                          316,000               14,852
- Qwest Communications
    International Inc.                            200,000                9,388
  AT&T Corp.                                      175,000                5,414
  BCE, Inc.                                        80,000                1,825
                                                                    ------------
                                                                       109,796
                                                                    ------------
WATER (0.9%)
  American Water Works Co., Inc.                  296,300                7,185
                                                                    ------------


OTHER (1.6%)
  MDU Resources Group, Inc.                       300,000                6,975
  UtiliCorp United, Inc.                          285,750                6,090
                                                                    ------------
                                                                        13,065
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                    666,540
--------------------------------------------------------------------------------
INTERNATIONAL (15.9%)
--------------------------------------------------------------------------------
UNITED KINGDOM (6.0%)
  Vodafone Airtouch PLC ADR                       425,000               18,328
  ScottishPower PLC ADR                           319,000               10,567
  PowerGen PLC ADR                                254,500                9,226
  National Grid Group PLC                         750,000                6,156
  National Power PLC ADR                          150,000                4,247
                                                                    ------------
                                                                        48,524
                                                                    ------------
OTHER (9.9%)
  Suez Lyonnaise des Eaux                         125,000               20,444
  Endesa SA ADR                                   699,800               14,521
- Koninklijke KPN NV                              250,000                9,037
  Deutsche Telekom AG ADR                         200,000                8,700
  Tele Danmark AS ADR                             275,000                8,611
  Vivendi SA                                      100,000                7,987
  Telecom Corp. of New Zealand
    Ltd. ADR                                      250,800                6,458
  TELUS Corp.                                     100,912                3,124
  TELUS Corp. (Non-voting)                         33,637                1,035
                                                                    ------------
                                                                        79,917
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                    128,441
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $704,116)                                                      794,981
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.59%, 8/1/2000                                 $14,024               14,024
  6.60%, 8/1/2000--Note H                          26,544               26,544
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $40,568)                                                        40,568
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.2%)
  (COST $744,684)                                                      835,549
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
UTILITIES INCOME FUND                             SHARES                 (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   $ 2,858
Security Lending Collateral Payable
  to Brokers--Note H                                                   (26,544)
Other Liabilities                                                       (2,359)
                                                                     -----------
                                                                       (26,045)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 57,327,071 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                           $809,504
================================================================================

NET ASSET VALUE PER SHARE                                               $14.12
================================================================================
*See Note A in Notes to Financial Statements.
- Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                  AMOUNT               PER
                                                   (000)             SHARE
--------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid in Capital                                 $696,993           $12.16
 Undistributed Net
   Investment Income                                1,952              .03
 Accumulated Net Realized Gains                    19,694              .34
 Unrealized Appreciation--Note F                   90,865             1.59
--------------------------------------------------------------------------------
 NET ASSETS                                      $809,504           $14.12
================================================================================



--------------------------------------------------------------------------------
                                                                       MARKET
GOLD AND PRECIOUS                                                      VALUE*
METALS FUND                                      SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
--------------------------------------------------------------------------------
AUSTRALIA (35.5%)
- Newcrest Mining Ltd.                          7,640,000            $  18,473
  M.I.M. Holdings Ltd.                         28,000,000               16,698
  Ashton Mining Ltd.                           15,000,000               13,809
  WMC Ltd.                                      3,050,000               13,638
  Sons of Gwalia Ltd.                           3,000,000                9,831
- Lihir Gold Ltd.                              20,000,000                8,106
  Delta Gold Ltd.                              10,000,000                7,585
  Rio Tinto Ltd.                                  400,000                5,985
  Goldfields Ltd.                               5,163,227                4,514
  Iluka Resources Ltd.                          1,000,000                2,739
- Aurora Gold Ltd.                              9,950,000                  951
- Tanami Gold NL                                5,600,000                  422
- Bougainville Copper Ltd.                      2,000,000                  197
- Star Mining Corp. NL                          5,000,000                   29
- Masmindo Mining Corp. NL                        127,230                    5
- Australian Resources Ltd.                    16,250,000                    0
                                                                    ------------
                                                                       102,982
                                                                    ------------
CANADA (10.8%)
  Franco-Nevada Mining
    Corp., Ltd.                                 1,000,000               10,163
- Aber Resources Ltd.                           1,350,000                8,632
  Barrick Gold Corp. (U.S. Shares)                500,000                7,969
  Placer Dome Inc.                                300,000                2,544
  Barrick Gold Corp.                              100,000                1,592
- Geomaque Explorations Ltd.                    3,000,000                  505
- Itemus Inc.                                     100,000                   86
- Princess Resources Ltd.                       5,684,000                    0
                                                                    ------------
                                                                        31,491
                                                                    ------------
SOUTH AFRICA (24.9%)
  Impala Platinum Holdings
    Ltd. ADR                                      775,000               29,644
  Anglo American Platinum
    Corp. ADR                                     953,400               28,125
  Anglogold Ltd. ADR                              450,000                8,916
  Harmony Gold Mining Co.
    Ltd. ADR                                    1,100,000                5,500
                                                                    ------------
                                                                        72,185
                                                                    ------------
UNITED KINGDOM (6.0%)
  Lonmin PLC                                    1,078,455               13,342
  Rio Tinto PLC                                   250,000                4,014
                                                                    ------------
                                                                        17,356
                                                                    ------------
UNITED STATES (18.8%)
- Stillwater Mining Co.                           750,000               19,688
  Newmont Mining Corp.                            500,000                8,875
- Freeport-McMoRan Copper &
    Gold, Inc. Class A                            700,000                5,994
  Homestake Mining Co.                          2,100,000               11,419
  Royal Gold, Inc.                                800,000                2,200
- Meridian Gold Co.                               600,000                3,562
  Freeport-McMoRan Copper &
    Gold, Inc. Gold Denomination
    Shares Pfd.                                   150,000                2,756
- Crown Resources Corp.                           400,000                  187
- Atlas Minerals Inc.                              33,333                    9
                                                                    ------------
                                                                        54,690
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $357,760)                                                      278,704
--------------------------------------------------------------------------------
                                                       FACE           MARKET
                                                     AMOUNT           VALUE*
                                                      (000)            (000)
--------------------------------------------------------------------------------
PRECIOUS METALS (0.4%)
--------------------------------------------------------------------------------
- Platinum Bullion (2,009 Ounces)
    (COST $1,213)                                                     $  1,155
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTs (4.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.59%, 8/1/2000                                 $11,160               11,160
  6.60%, 8/1/2000--Note H                           2,655                2,655
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $13,815)                                                        13,815
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (COST $372,788)                                                      293,674
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       640
Liabilities--Note H                                                     (3,950)
                                                                    ------------
                                                                        (3,310)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 43,327,443 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                           $290,364
================================================================================

NET ASSET VALUE PER SHARE                                                $6.70
================================================================================
*See Note A in Notes to Financial Statements.
- Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                   AMOUNT                  PER
                                                    (000)                SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                 $482,745               $11.14
 Undistributed Net Investment
   Income--Note G                                   2,124                  .05
 Accumulated Net Realized
   Losses--Note G                                (115,392)               (2.66)
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities                          (79,114)               (1.83)
   Foreign Currencies                                   1                   --
--------------------------------------------------------------------------------
 NET ASSETS                                      $290,364              $  6.70
================================================================================


STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.


--------------------------------------------------------------------------------------------------------
                                                                                  REIT        UTILITIES
                                           HEALTH CARE          ENERGY           INDEX           INCOME
                                                  FUND            FUND            FUND             FUND
                                          --------------------------------------------------------------
                                                          SIX MONTHS ENDED JULY 31, 2000
                                          --------------------------------------------------------------
                                                 (000)           (000)           (000)            (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME                                      $
    Dividends                                   55,288*       $ 10,827        $ 29,251        $  12,289
    Interest                                    34,422           1,384             551            1,973
    Security Lending                             1,021             129              27              141
                                          --------------------------------------------------------------
       Total Income                             90,731          12,340          29,829           14,403
                                          --------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B             3,855             327               9              257
    The Vanguard Group--Note C
       Management and Administrative            15,118           1,612           1,406            1,162
       Marketing and Distribution                  719              64              70               54
    Custodian Fees                               1,042              75              15               28
    Auditing Fees                                    6               3               3                3
    Shareholders' Reports                          314              41              33               33
    Trustees' Fees and Expenses                      9               1               1                1
                                          --------------------------------------------------------------
       Total Expenses                           21,063           2,123           1,537            1,538
       Expenses Paid Indirectly--Note D         (1,055)            (68)             (2)             (78)
                                          --------------------------------------------------------------
       Net Expenses                             20,008           2,055           1,535            1,460
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           70,723          10,285          28,294           12,943
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                 977,090          42,881         (18,756)          19,906
    Foreign Currencies and Forward
       Currency Contracts                       12,920             (14)            --                --
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                       990,010          42,867         (18,756)          19,906
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                    1,914,841         109,498         179,541          (44,809)
    Foreign Currencies and Forward
       Currency Contracts                        3,224              --              --               --
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                           1,918,065         109,498         179,541          (44,809)
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               $2,978,798        $162,650        $189,079         $(11,960)
========================================================================================================


*Dividend income from affiliated companies was $2,748,000.



                                                                          GOLD AND PRECIOUS METALS FUND
                                                                         SIX MONTHS ENDED JULY 31, 2000
                                                                                                  (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                 $    3,547*
    Interest                                                                                         261
    Security Lending                                                                                  83
                                                                                              ------------
       Total Income                                                                                3,891
                                                                                              ------------
EXPENSES
    Investment Advisory Fees--Note B                                                                 330
    The Vanguard Group--Note C
       Management and Administrative                                                                 598
       Marketing and Distribution                                                                     21
    Custodian Fees                                                                                    15
    Auditing Fees                                                                                      3
    Shareholders' Reports                                                                             21
    Trustees' Fees and Expenses                                                                       --
                                                                                              ------------
       Total Expenses                                                                                988
       Expenses Paid Indirectly--Note D                                                               (1)
                                                                                              ------------
       Net Expenses                                                                                  987
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                              2,904
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                      (153)
    Foreign Currencies and Forward Currency Contracts                                                (63)
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                            (216)
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                        (45,130)
    Foreign Currencies and Forward Currency Contracts                                                  2
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                 (45,128)
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ (42,440)
==========================================================================================================


*Dividends are net of foreign withholding taxes of $151,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                           HEALTH CARE                           ENERGY
                                                                              FUND                                FUND
                                                        ------------------------------------       --------------------------------
                                                              SIX MONTHS                YEAR         SIX MONTHS                YEAR
                                                                   ENDED               ENDED              ENDED               ENDED
                                                           JULY 31, 2000       JAN. 31, 2000      JULY 31, 2000       JAN. 31, 2000
                                                                   (000)               (000)              (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                  $      70,723           $  96,051          $  10,285          $  16,298
    Realized Net Gain (Loss)                                     990,010           1,181,001             42,867             15,820
    Change in Unrealized Appreciation (Depreciation)           1,918,065            (221,431)           109,498            169,016
                                                          -------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                           2,978,798           1,055,621            162,650            201,134
                                                          -------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                         (7,584)           (101,180)              (437)           (16,330)
    Realized Capital Gain                                       (681,600)           (749,950)              (875)                --
    Return of Capital                                                 --                  --                 --                 --
                                                          -------------------------------------------------------------------------
       Total Distributions                                      (689,184)           (851,130)            (1,312)           (16,330)
                                                          -------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                     1,353,871           1,663,504            141,723            302,829
    Issued in Lieu of Cash Distributions                         655,248             808,980              1,231             15,187
    Redeemed                                                    (710,808)*        (1,834,838)*         (178,444)*         (289,658)
                                                          -------------------------------------------------------------------------
       Net Increase (Decrease) from Capital
           Share Transactions                                  1,298,311             637,646            (35,490)            28,358
-----------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                  3,587,925             842,137            125,848            213,162
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                       10,726,479           9,884,342            973,491            760,329
                                                          -------------------------------------------------------------------------
    End of Period                                            $14,314,404         $10,726,479         $1,099,339           $973,491
===================================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                        12,315              17,173              5,647             14,340
    Issued in Lieu of Cash Distributions                           6,407               8,699                 53                710
    Redeemed                                                      (6,719)            (18,902)            (7,533)           (13,512)
                                                          -------------------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                     12,003               6,970             (1,833)             1,538
===================================================================================================================================


*Net of redemption fees of $637,000, $3,360,000, $390,000, and $835,000, respectively.


--------------------------------------------------------------------------------------------------------------------------------
                                                                             REIT INDEX                     UTILITIES INCOME
                                                                                FUND                              FUND
                                                                    ---------------------------    -----------------------------
                                                                     SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                          ENDED           ENDED           ENDED           ENDED
                                                                  JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                                          (000)           (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                28,294          57,767          12,943          29,245
    Realized Net Gain (Loss)                                            (18,756)         (5,512)         19,906          72,354
    Change in Unrealized Appreciation (Depreciation)                    179,541         (67,660)        (44,809)        (79,341)
                                                          ----------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                                    189,079         (15,405)        (11,960)         22,258
                                                          ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                               (27,459)        (57,949)        (11,881)        (30,217)
    Realized Capital Gain                                                    --              --         (22,900)        (68,750)
    Return of Capital                                                        --          (9,481)             --              --
                                                          ----------------------------------------------------------------------
       Total Distributions                                              (27,459)        (67,430)        (34,781)        (98,967)
                                                          ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                              175,253         316,761          61,557         189,941
    Issued in Lieu of Cash Distributions                                 23,315          59,804          29,775          85,243
    Redeemed                                                           (179,601)*      (310,380)*       (89,360)       (295,885)
                                                          ----------------------------------------------------------------------
       Net Increase (Decrease) from Capital
           Share Transactions                                            18,967          66,185           1,972         (20,701)
--------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                           180,587         (16,650)        (44,769)        (97,410)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                 887,622         904,272         854,273         951,683
                                                          ----------------------------------------------------------------------
    End of Period                                                    $1,068,209        $887,622        $809,504        $854,273
================================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                               16,597          29,923           4,181          12,024
    Issued in Lieu of Cash Distributions                                  2,223           5,923           2,031           5,792
    Redeemed                                                            (17,722)        (29,977)         (6,086)        (19,101)
                                                          ----------------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                             1,098           5,869             126          (1,285)
================================================================================================================================


*Net of redemption fees of $117,000, and $439,000, respectively.


STATEMENT OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------------------------------
                                                                                   GOLD AND PRECIOUS
                                                                                      METALS FUND
                                                                          ------------------------------
                                                                            SIX MONTHS             YEAR
                                                                                 ENDED            ENDED
                                                                         JULY 31, 2000    JAN. 31, 2000
                                                                                 (000)            (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                  $     2,904       $    4,810
    Realized Net Gain (Loss)                                                      (216)         (21,626)
    Change in Unrealized Appreciation (Depreciation)                           (45,128)          69,958
                                                                          ------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations         (42,440)          53,142
                                                                          ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                         (887)          (4,548)
    Realized Capital Gain                                                           --               --
    Return of Capital                                                               --               --
                                                                          ------------------------------
       Total Distributions                                                        (887)          (4,548)
                                                                          ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                      38,034          100,273
    Issued in Lieu of Cash Distributions                                           816            4,175
    Redeemed                                                                   (45,686)*       (122,334)*
                                                                          ------------------------------
       Net Increase (Decrease) from Capital Share Transactions                  (6,836)         (17,886)
--------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                  (50,163)          30,708
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                        340,527          309,819
                                                                          ------------------------------
    End of Period                                                             $290,364         $340,527
========================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                       5,462           13,115
    Issued in Lieu of Cash Distributions                                           117              522
    Redeemed                                                                    (6,662)         (16,093)
                                                                          ------------------------------
       Net Increase (Decrease) in Shares Outstanding                            (1,083)          (2,456)
========================================================================================================


*Net of redemption fees of $100,000, and $348,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                               HEALTH CARE FUND
                                                                                            YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED    ----------------------------------------------------
THROUGHOUT EACH PERIOD                                     JULY 31, 2000       2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  98.83    $97.32     $74.02     $60.65     $52.09     $37.01
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                            .59       .92         .86        .80        .71        .61
    Net Realized and Unrealized Gain (Loss)
       on Investments                                              25.70      8.70       26.36      15.49       9.88      16.06
                                                             -------------------------------------------------------------------
       Total from Investment Operations                            26.29      9.62       27.22      16.29      10.59      16.67
                                                             -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                            (.07)     (.97)       (.84)      (.78)      (.74)      (.57)
    Distributions from Realized Capital Gains                      (6.29)    (7.14)      (3.08)     (2.14)     (1.29)     (1.02)
                                                             -------------------------------------------------------------------
       Total Distributions                                         (6.36)    (8.11)      (3.92)     (2.92)     (2.03)     (1.59)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $118.76    $98.83      $97.32     $74.02     $60.65     $52.09
================================================================================================================================

TOTAL RETURN*                                                    27.64%     10.57%      37.39%     27.37%     20.65%     45.47%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                        $14,314    $10,726      $9,884     $4,720     $2,846     $1,654
    Ratio of Total Expenses to
       Average Net Assets                                       0.34%**      0.41%       0.36%      0.40%      0.38%      0.46%
    Ratio of Net Investment Income to
       Average Net Assets                                       1.14%**      0.92%       1.13%      1.28%      1.41%      1.57%
    Portfolio Turnover Rate                                       26%**        27%         11%        10%         7%        13%
================================================================================================================================


  *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares purchased prior to April 19, 1999).

**Annualized.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                        ENERGY FUND
                                                                                  YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED    ------------------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000       2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $21.24     $17.16     $22.68     $23.44     $17.19     $13.82
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                    .23       .355        .33        .32        .25        .27
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       3.54      4.080      (5.08)       .57       6.64       3.68
                                                       -------------------------------------------------------------------------
       Total from Investment Operations                     3.77      4.435      (4.75)       .89       6.89       3.95
                                                       -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                    (.01)     (.355)      (.35)      (.32)      (.24)      (.28)
    Distributions from Realized Capital Gains               (.02)       --        (.42)     (1.33)      (.40)      (.30)
                                                       -------------------------------------------------------------------------
       Total Distributions                                  (.03)     (.355)      (.77)     (1.65)      (.64)      (.58)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $24.98    $21.24      $17.16     $22.68     $23.44     $17.19
================================================================================================================================

TOTAL RETURN*                                             17.76%    25.83%     -21.20%      3.80%     40.32%     28.68%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $1,099       $973       $760     $1,090       $989       $505
    Ratio of Total Expenses to
       Average Net Assets                                0.40%**      0.48%      0.41%      0.38%      0.39%      0.51%
    Ratio of Net Investment Income to
       Average Net Assets                                1.92%**      1.63%      1.46%      1.36%      1.36%      1.55%
    Portfolio Turnover Rate                                16%**        18%        22%        19%        15%        21%
================================================================================================================================

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.


----------------------------------------------------------------------------------------------------------------------
                                                                                  REIT INDEX FUND
                                                                          YEAR ENDED JANUARY 31,         MAY 13,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED   ----------------------------------  1996,* TO
THROUGHOUT EACH PERIOD                             JULY 31, 2000      2000        1999          1998  JAN. 31, 1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  9.91      $10.81     $13.98       $12.64         $10.00
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                    .33        .660       .666         .590           .341
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       1.86       (.780)    (3.026)       1.520          2.659
                                                       ---------------------------------------------------------------
       Total from Investment Operations                     2.19       (.120)    (2.360)       2.110          3.000
                                                       ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                    (.32)      (.670)     (.666)       (.590)         (.341)
    Distributions from Realized Capital Gains                 --          --         --        (.086)         (.005)
    Return of Capital                                         --       (.110)     (.144)       (.094)         (.014)
                                                       ---------------------------------------------------------------
       Total Distributions                                  (.32)      (.780)     (.810)       (.770)         (.360)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.78     $  9.91     $10.81       $13.98         $12.64
======================================================================================================================

TOTAL RETURN**                                            22.53%      -1.04%    -17.31%        17.08%         30.33%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)               $1,068          $888       $904         $1,317           $655
    Ratio of Total Expenses to
       Average Net Assets                               0.34%***      0.33%      0.26%          0.24%         0.36%+
    Ratio of Net Investment Income to
       Average Net Assets                               6.17%***      5.98%      5.19%          4.66%         5.55%+
    Portfolio Turnover Rate                              27%***+        12%        29%             2%             0%
======================================================================================================================


*  Inception.
** Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
***Annualized.
  +The portfolio turnover rate excluding in-kind redemptions was 14%.


-------------------------------------------------------------------------------------------------------------------------
                                                                                   UTILITIES INCOME FUND
                                                                                   YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     ----------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000       2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $14.93     $16.27     $14.97     $12.93      $12.84     $10.42
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                    .23        .49        .55        .58         .58        .56
    Net Realized and Unrealized Gain (Loss)
        on Investments                                      (.42)      (.12)      2.35       2.32         .09       2.42
                                                       ------------------------------------------------------------------
       Total from Investment Operations                     (.19)       .37        2.90      2.90         .67       2.98
                                                       ------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                    (.21)      (.51)       (.59)     (.60)       (.56)      (.56)
    Distributions from Realized Capital Gains               (.41)     (1.20)      (1.01)     (.26)       (.02)       --
                                                       ------------------------------------------------------------------
       Total Distributions                                  (.62)     (1.71)      (1.60)     (.86)       (.58)      (.56)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.12     $14.93      $16.27    $14.97      $12.93     $12.84
=========================================================================================================================

TOTAL RETURN                                              -1.40%      2.79%      19.92%    23.17%       5.51%     29.47%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                    $810       $854        $952      $699        $644       $781
    Ratio of Total Expenses to
       Average Net Assets                                 0.37%*      0.40%       0.38%     0.44%       0.40%      0.44%
    Ratio of Net Investment Income to
       Average Net Assets                                 3.11%*      3.13%       3.51%     4.30%       4.63%      4.88%
    Portfolio Turnover Rate                                 63%*        47%         55%       41%         38%        35%
=========================================================================================================================


*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                             GOLD AND PRECIOUS METALS FUND
                                                                                YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED     -----------------------------------------------------
THROUGHOUT EACH PERIOD                            JULY 31, 2000       2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $7.67      $6.61      $7.53      $10.94     $14.07     $10.71
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .07        .11         .10        .14        .13        .17
    Net Realized and Unrealized Gain (Loss)
       on Investments                                     (1.02)      1.05        (.93)     (3.42)     (2.98)      3.36
                                                        -----------------------------------------------------------------
       Total from Investment Operations                    (.95)      1.16        (.83)     (3.28)     (2.85)      3.53
                                                        -----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.02)      (.10)       (.09)      (.13)      (.21)      (.17)
    Distributions from Realized Capital Gains                --         --         --         --        (.07)        --
                                                        -----------------------------------------------------------------
       Total Distributions                                 (.02)     (.10)        (.09)      (.13)      (.28)      (.17)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $6.70     $7.67        $6.61     $ 7.53     $10.94     $14.07
=========================================================================================================================

TOTAL RETURN*                                           -12.40%    17.49%      -11.06%    -29.85%    -20.51%     33.24%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                   $290      $341         $310       $327       $463      $648
    Ratio of Total Expenses to
       Average Net Assets                               0.66%**     0.77%        0.77%      0.62%      0.50%     0.60%
    Ratio of Net Investment Income to
       Average Net Assets                               1.93%**     1.42%        1.33%      1.41%      1.07%     1.38%
    Portfolio Turnover Rate                               15%**       28%          23%        26%        19%        5%
=========================================================================================================================


 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Specialized Funds comprise the Health Care, Energy, REIT Index, Utilities Income, and Gold and Precious Metals Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Health Care, Energy, Utilities Income, and Gold and Precious Metals Funds may invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations.

     A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.


       2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

       Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. 1Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

       3. FORWARD CURRENCY CONTRACTS: The Health Care Fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

       Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

       4. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       6. OTHER: Dividend income is recorded on the ex-dividend date. The REIT Index Fund's dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Wellington Management Company, LLP, provides investment advisory services to the Health Care, Energy, and Utilities Income Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2000, the investment advisory fees of the Health Care, Energy, and Utilities Income Funds represented an effective annual rate of 0.06% of each fund's average net assets.

   M&G Investment Management Ltd. provides investment advisory services to the Gold and Precious Metals Fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2000, the investment advisory fee represented an effective annual rate of 0.22% of the fund's average net assets.

   The Vanguard Group furnishes investment advisory services to the REIT Index Fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:



-----------------------------------------------------------------------------------------------
                                      CAPITAL CONTRIBUTION    PERCENTAGE        PERCENTAGE OF
                                           TO VANGUARD          OF FUND          VANGUARD'S
           SPECIALIZED FUND                   (000)           NET ASSETS       CAPITALIZATION
-----------------------------------------------------------------------------------------------
           Health Care                      $2,698              0.02%               2.7%
           Energy                              220              0.02                0.2
           REIT Index                          183              0.02                0.2
           Utilities Income                    156              0.02                0.2
           Gold and Precious Metals             57              0.02                0.1
-----------------------------------------------------------------------------------------------


The funds' trustees and officers are also directors and officers of Vanguard.

D. Vanguard has asked the funds' investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the funds part of the commissions generated. Such rebates are used solely to reduce the funds' management and administrative expenses. The funds' custodian banks have also agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 2000, these arrangements reduced expenses by:


-----------------------------------------------------------------------------------------------
                                                 EXPENSE REDUCTION              TOTAL EXPENSE
                                                       (000)                    REDUCTION AS
                                      -------------------------------------     A PERCENTAGE
                                         MANAGEMENT AND        CUSTODIAN         OF AVERAGE
           SPECIALIZED FUND               ADMINISTRATIVE         FEES            NET ASSETS
-----------------------------------------------------------------------------------------------
           Health Care                      $1,055                --                0.02%*
           Energy                               60              $  8                0.01*
           REIT Index                           --                 2                 --
           Utilities Income                     63                15                0.02*
           Gold and Precious Metals             --                 1                 --
-----------------------------------------------------------------------------------------------


*Annualized.

E. During the six months ended July 31, 2000, purchases and sales of investment securities other than temporary cash investments were:


-------------------------------------------------------------------------------------------
                                                                           (000)
                                                             ------------------------------
           SPECIALIZED FUND                                    PURCHASES            SALES
-------------------------------------------------------------------------------------------
           Health Care                                       $1,909,289         $1,482,651
           Energy                                                80,130            116,396
           REIT Index                                           130,683            122,783
           Utilities Income                                     256,712            253,492
           Gold and Precious Metals                              22,590             31,491
-------------------------------------------------------------------------------------------


F. At July 31, 2000, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:


------------------------------------------------------------------------------------------------
                                                                           (000)
                                        --------------------------------------------------------
                                                                               NET UNREALIZED
                                           APPRECIATED        DEPRECIATED       APPRECIATION
           SPECIALIZED FUND                SECURITIES         SECURITIES       (DEPRECIATION)
------------------------------------------------------------------------------------------------
           Health Care                    $5,285,926         $(384,707)         $4,901,219
           Energy                            309,527           (43,896)            265,631
           REIT Index                        101,592           (58,888)             42,704
           Utilities Income                  134,996           (44,131)             90,865
           Gold and Precious Metals*          50,031          (129,217)            (79,186)
------------------------------------------------------------------------------------------------


*See Note G.

      At July 31, 2000, the Health Care Fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:


------------------------------------------------------------------------------------------------------
                                                                           (000)
                                            ----------------------------------------------------------
                                               CONTRACT AMOUNT
                                            -------------------
                                              FOREIGN       U.S.     MARKET VALUE IN      UNREALIZED
           CONTRACT SETTLEMENT DATE          CURRENCY     DOLLARS     U.S. DOLLARS        APPRECIATION
------------------------------------------------------------------------------------------------------
           Deliver:
            6/20/2002                JPY    18,600,000    $198,189      $191,847          $6,342
            7/20/2002                JPY    10,385,000     108,188       107,868             320
------------------------------------------------------------------------------------------------------


JPY--Japanese yen.

   At July 31, 2000, the Health Care and Gold and Precious Metals Funds had net unrealized foreign currency gains (losses) resulting from the translation of other assets and liabilities of $(115,000) and $1,000, respectively.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

   During the six months ended July 31, 2000, the funds realized net foreign currency gains (losses) that increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net investment income as follows:


-------------------------------------------------------------------------------------------------
                                                                              (000)
                                                             ------------------------------------
                                                               INCREASE (DECREASE) UNDISTRIBUTED
           SPECIALIZED FUND                                           NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
           Health Care                                                        $150
           Energy                                                              (14)
           Gold and Precious Metals                                            (63)
-------------------------------------------------------------------------------------------------


   During the six months ended July 31, 2000, the REIT Index Fund realized $2,681,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchange fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

   Certain of the Gold and Precious Metals Fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. The cumulative total of distributions related to passive foreign investment company holdings at July 31, 2000, was $72,000, and is reflected in the balance of undistributed net investment income.

At January 31, 2000, the funds had available realized losses to offset future net capital gains through the following fiscal year-ends:


-------------------------------------------------------------------------------------------
                                                              EXPIRATION
                                                         FISCAL YEAR(s) ENDING      AMOUNT
           SPECIALIZED FUND                                   JANUARY 31,            (000)
-------------------------------------------------------------------------------------------
           REIT Index                                         2007-2008          $  45,297
           Gold and Precious Metals                           2005-2009            115,176
-------------------------------------------------------------------------------------------

H. The market value of securities on loan to broker/dealers at July 31, 2000, and collateral received with respect to such loans were:


--------------------------------------------------------------------------------------------
                                                                           (000)
                                                          ----------------------------------
                                                             MARKET VALUE           CASH
                                                               OF LOANED         COLLATERAL
           SPECIALIZED FUND                                   SECURITIES          RECEIVED
--------------------------------------------------------------------------------------------
           Health Care                                         $23,561            $29,360
           Energy                                                  197                203
           Utilities Income                                     25,901             26,544
           Gold and Precious Metals                              2,512              2,655
--------------------------------------------------------------------------------------------


Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS


STOCK FUNDS
------------------------------------------------------------------------------------------------------------------
500 Index Fund                           Growth Index Fund*                   Strategic Equity Fund
Calvert Social Index(TM) Fund*           Health Care Fund                     Tax-Managed Capital
Capital Opportunity Fund                 Institutional Developed Markets        Appreciation Fund*
Convertible Securities Fund                Index Fund                         Tax-Managed Growth and
Developed Markets Index Fund             Institutional Index Fund*              Income Fund*
Emerging Markets Stock                   International Growth Fund            Tax-Managed International Fund*
  Index Fund*                            International Value Fund             Tax-Managed Small-Cap Fund*
Energy Fund                              Mid-Cap Index Fund*                  Total International Stock
Equity Income Fund                       Morgan(TM) Growth Fund                 Index Fund
European Stock Index Fund*               Pacific Stock Index Fund*            Total Stock Market Index Fund*
Explorer(TM) Fund                        PRIMECAP Fund                        U.S. Growth Fund
Extended Market Index Fund*              REIT Index Fund                      U.S. Value Fund
Global Equity Fund                       Selected Value Fund                  Utilities Income Fund
Gold and Precious Metals Fund            Small-Cap Growth Index Fund*         Value Index Fund*
Growth and Income Fund                   Small-Cap Index Fund*                Windsor(TM) Fund
Growth Equity Fund                       Small-Cap Value Index Fund*          Windsor(TM) II Fund



BALANCED FUNDS
------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                    LifeStrategy(R) Growth Fund          STAR(TM) Fund
Balanced Index Fund                      LifeStrategy(R) Income Fund          Tax-Managed Balanced Fund
Global Asset Allocation Fund             LifeStrategy(R) Moderate             Wellesley(R) Income Fund
LifeStrategy(R) Conservative               Growth Fund                        Wellington(TM) Fund
  Growth Fund



BOND FUNDS
------------------------------------------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term            Intermediate-Term Bond               Preferred Stock Fund
  Treasury Fund                            Index Fund                         Short-Term Bond Index Fund
Admiral(TM) Long-Term Treasury           Intermediate-Term Corporate Fund     Short-Term Corporate Fund*
  Fund                                   Intermediate-Term Tax-Exempt Fund    Short-Term Federal Fund
Admiral(TM) Short-Term Treasury Fund     Intermediate-Term Treasury Fund      Short-Term Tax-Exempt Fund
GNMA Fund                                Limited-Term Tax-Exempt Fund         Short-Term Treasury Fund
High-Yield Corporate Fund                Long-Term Bond Index Fund            State Tax-Exempt Bond Funds
High-Yield Tax-Exempt Fund               Long-Term Corporate Fund               (California, Florida,
Inflation-Protected Securities Fund      Long-Term Tax-Exempt Fund              Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt Fund        Long-Term Treasury Fund                New York, Ohio, Pennsylvania)
                                                                              Total Bond Market Index Fund*


MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------
Admiral(TM) Treasury Money               State Tax-Exempt Money Market        Tax-Exempt Money Market Fund
  Market Fund                              Funds (California, New Jersey,     Treasury Money Market Fund
Federal Money Market Fund                  New York, Ohio, Pennsylvania)
Prime Money Market Fund*



VARIABLE ANNUITY PLAN
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                       High-Grade Bond Portfolio            Money Market Portfolio
Diversified Value Portfolio              High Yield Bond Portfolio            REIT Index Portfolio
Equity Income Portfolio                  International Portfolio              Short-Term Corporate Portfolio
Equity Index Portfolio                   Mid-Cap Index Portfolio              Small Company Growth Portfolio
Growth Portfolio





*Offers Institutional Shares.



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

    The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

    The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.


JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.


BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.


BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.


ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.


JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.


J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON * Legal Department.

ROBERT A DISTEFANO * Information Technology.

JAMES H. GATELY * Individual Investor Group.

KATHLEEN C. GUBANICH * Human Resources.

IAN A. MACKINNON * Fixed Income Group.

F. WILLIAM MCNABB, III * Institutional Investor Group.

MICHAEL S. MILLER * Planning and Development.

RALPH K. PACKARD * Chief Financial Officer.

GEORGE U. SAUTER * Quantitative Equity Group.

[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600









ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.




Q512 092000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.